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                                                                    Exhibit 99.9




                                                                  EXECUTION COPY


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                     MASTER PURCHASE AND SERVICING AGREEMENT


                                 By and Between


                           NATIONAL CITY MORTGAGE CO.
                              (Seller and Servicer)

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (Purchaser)


                             Dated as of May 1, 2006


                  Conventional Residential First Mortgage Loans
                       Wachovia Bank, National Association
                            and Successor Purchasers




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                     MASTER PURCHASE AND SERVICING AGREEMENT


     This MASTER PURCHASE AND SERVICING AGREEMENT dated as of May 1, 2006, is between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as purchaser and master servicer (the "Purchaser"), and NATIONAL CITY MORTGAGE CO., an Ohio corporation, as a seller and servicer (the "Seller" or "Servicer").

                              PRELIMINARY STATEMENT

     WHEREAS, the Seller is engaged in the business, inter alia, of making loans to individuals, the repayment of which is secured by a first lien mortgage on such individuals' residences (each, a "Mortgage Loan"), and the Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans; and

     WHEREAS, the Purchaser and the Seller desire to prescribe the manner of purchase by the Purchaser of such Mortgage Loans and the management, servicing and control of such Mortgage Loans;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.]


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                                    ARTICLE I

                                   DEFINITIONS


     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Advance Monthly Payment: Any payment or other recovery of principal and interest on a Mortgage Loan that is received in advance of its scheduled Due Date and which is not a Principal Prepayment.

     Affiliate:   With  respect  to  any  specified  Person,  any  other  Person controlling, controlled by or under common control with such specified Person.

     Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Seller as "servicer thereunder".

     Agreement: This Master Purchase and Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

     ALTA: The American Land Title Association or any successor.

     Ancillary Income: All fees derived from the Mortgage Loans, other than Servicing Fees and prepayment fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

     Appraised Value: With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the appraisal made for the originator at the time of the origination of such Mortgage Loan or the sale price of such Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less.

     Approved Tax Service Contract Provider: A tax service contract provider acceptable to Fannie Mae or Freddie Mac.

     ARM Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

     Assignment and Conveyance: The form attached hereto as Exhibit L and delivered by Seller as described in Section 2.1 hereof.



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     Assignment of Mortgage: An assignment of a Mortgage, notice of transfer, or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the assignee named therein, which assignment, notice of transfer or equivalent instrument may be in blanket form where and as permitted by law.

     Available Distribution Amount: With respect to any Remittance Date, the sum of (i) the balance on deposit in the Collection Account as of the close of business on the related Determination Date, minus all portions thereof which represent either (A) Advance Monthly Payments unless the Seller shall elect to distribute such Advance Monthly Payments in lieu of making a Monthly Advance pursuant to Section 5.3, (B) Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and Condemnation Proceeds (and related interest payments) received by the Seller after the related Principal Prepayment Period, or (C) other amounts, not included in (A) or (B) above, which are reimbursable or payable to the Seller pursuant to Section 4.5, and (ii) Monthly Advances, if any, made by the Seller pursuant to Section 5.3 for such Remittance Date.

     BPO: A broker's price opinion with respect to a Mortgaged Property.

     Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking or savings and loan institutions in the State of North Carolina are authorized or obligated by law or executive order to be closed or (iii) a day on which banking or savings and loan institutions in the State of Ohio are authorized or obligated by law or executive order to be closed.

     Closing Date: The date or dates set forth on the related Commitment Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

     Code: The Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto.

     Collection Account: The account or accounts created and maintained pursuant to Section 4.4.

     Commitment Letter: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement entered into between Purchaser and Seller (including any exhibits schedules and attachments thereto) for the related Transaction setting forth the terms and conditions of such Transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Commitment Letter may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder. The terms of each Commitment Letter are incorporated herein by reference.


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     Condemnation  Proceeds: All awards or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

     Customary Servicing Procedures: As to any Mortgage Loan, the reasonable mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as the Mortgage Loans in the jurisdictions where the Mortgaged Properties are located. Compliance with the requirements of either the Fannie Mae Guides or the Servicer Guide shall be deemed to compliance with Customary Servicing Procedures.

     Custodian: The Custodian (which may be the Purchaser) designated by Purchaser to hold the Mortgage Files.

     Cut-Off Date: The date set forth on the related Commitment Letter.

     Default: Any condition or circumstance that is, or with notice or the lapse of time or both, would become, an Event of Default.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

     Determination Date: With respect to any Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

     Due Date: With respect to any Mortgage Loan, the day of the month on which Monthly Payments on such Mortgage Loan are due, exclusive of any days of grace. .. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

     Due Period: With respect to any Remittance Date, the period beginning on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

     Eligible Account: An account or accounts maintained with a Qualified Depository.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute thereto.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.6.

     Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, if any, fire and hazard


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insurance  premiums  and any  other  payments  required  to be  escrowed  by the
Mortgagor with the mortgagee pursuant to any Mortgage Loan and this Agreement.

     Event of Default: Any one of the conditions or circumstances  enumerated in
Section 8.1.

     Fannie Mae: Formerly known as The Federal National Mortgage Association or any successor thereto..

     Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

     FDIC: The Federal Deposit Insurance Corporation or any successor.

     FICO Score: A statistical credit score obtained by mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness.

     Fidelity  Bond:  A fidelity  bond to be obtained by the Seller  pursuant to
Section 4.13.

     First Remittance Date: For any Mortgage Loans in a Mortgage Loan Package, the date identified as such in the related Assignment and Conveyance.

     Freddie Mac: Formerly known as The Federal Home Loan Mortgage Corporation or any successor thereto.

     Freddie Mac Guide: The Freddie Mac Single-Family Seller/Servicer Guide and all amendments or additions thereto.

     Index: With respect to any ARM Loan, the index set forth in the applicable Mortgage Note that is added to the Margin to determine the Mortgage Interest Rate on each Interest Rate Adjustment Date. In the event the Index becomes unavailable for any reason, the Seller shall select an alternative index, in accordance with the terms of the Mortgage Note, and such alternative index shall thereafter be the Index for such Mortgage loan.

     Insurance Proceeds: Proceeds of any Mortgage Insurance Policy, any title policy, any hazard insurance policy, or any other insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any amounts required to be deposited in the Collection Account pursuant to Section 4.10, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures.

     Interest Change Frequency: As to any ARM Loan, the period of time between each Interest Rate Adjustment Date, as set forth in the related Mortgage Note.


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     Interest Rate Adjustment  Date: As to any ARM Loan, the date specified in a
Mortgage Note on which the Mortgage Interest Rate for the related Mortgage Loan is subject to adjustment.

     Interest Rate Decrease Maximum: As to any ARM Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust downwards after any Interest Rate Adjustment Date, determined in accordance with the related Mortgage Note.

     Interest Rate Increase Maximum: As to any ARM Loan, the maximum amount, if any, that the Mortgage Interest Rate can adjust upwards after any Interest Rate Adjustment Date, determined in accordance with the related Mortgage Note.

     Late Collections: With respect to any Mortgage Loan, all amounts (other than Monthly Advances) received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds, or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

     Liquidated Mortgage Loan: As to any Remittance Date, any Mortgage Loan in respect of which the Seller has determined in accordance with the servicing procedures specified herein, as of the end of the related Due Period that all Liquidation Proceeds that it expects to recover with respect to the disposition of the related Mortgage Loan have been recovered.

     Liquidation Expenses: Out of pocket expenses (exclusive of overhead) which are incurred by the Seller in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, such expenses including, without limitation, reasonable and necessary legal fees and expenses actually incurred and any related and unreimbursed expenditures for real estate property taxes or property restoration, preservation or insurance against casualty loss or damage.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Liquidation Report: The report described in Section 4.14.

     Loan-to-Value Ratio: With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the Appraised Value of the related Mortgaged Property.

     Loss Mitigation Alternatives: Loss mitigation activities, including but not limited to modifications, assumptions, deeds-in-lieu, and preforeclosure sales, intended to reduce the Purchaser's potential costs and losses that might otherwise result from pursuing foreclosure on a delinquent Mortgage Loan.


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     Lost Note  Affidavit:  A lost note  affidavit in a form  acceptable  to the
Purchaser, that provides indemnification to the Purchaser and its successors and assigns for any costs or losses directly related to the absence of the original Mortgage Note.

     Margin: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note as shown in the attached Exhibit A, which amount is added on each Interest Rate Adjustment Date to the Index in accordance with the terms of the related Mortgage Note to determine the Mortgage Interest Rate for such Mortgage Loan.

     Maturity Date: With respect to any Mortgage Loan, the maturity date of the related Mortgage Note and Mortgage, as specified therein.

     Maximum Mortgage Interest Rate: As to any ARM Loan, the maximum rate of interest that may be charged at any time pursuant to the related Mortgage Note.

     MERS: Mortgage Electronic Registration Systems, Inc., a subsidiary of MERSCORP, Inc.

     MERS System: The electronic mortgage registration system maintained by MERS.

     Minimum Mortgage Interest Rate: As to any ARM Loan, the minimum rate of interest, if any, that may be charged at any time pursuant to the related Mortgage Note.

     Monthly Advance: As defined in Section 5.3.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note.

     Mortgage: The mortgage, mortgage deed, deed of trust, or other instrument creating a first lien on or first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note including any riders, addenda, assumption agreements, or modifications relating thereto.

     Mortgage File: With respect to any Mortgage Loan, a file pertaining to such Mortgage Loan that contains the mortgage documents pertaining to such Mortgage Loan which are specified in Exhibit B attached hereto and any additional mortgage documents pertaining to such Mortgage Loan required to be added to such mortgage file pursuant to this Agreement.

     Mortgage Insurance Policy: With respect to any Mortgage Loan, the policy of mortgage guaranty insurance (including all endorsements thereto) issued with respect to such Mortgage Loan, if any, or any replacement policy.

     Mortgage Insurer: The named insurer under any Mortgage Insurance Policy.


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     Mortgage  Interest  Rate: As to each Mortgage Loan at any time,  the annual rate at which interest accrues on such Mortgage Loan at such time pursuant to the related Mortgage Note.

     Mortgage Loan: An individual mortgage loan that is subject to the terms of this Agreement, each such mortgage loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule attached hereto as Exhibit A.

     Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date.

     Mortgage Loan Schedule: The schedule of Mortgage Loans to be annexed hereto as Exhibit A on the Closing Date in both hard copy and floppy disk, such schedule setting forth at least the following information with respect to each Mortgage Loan to the extent applicable: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating type of occupancy (e.g. primary residence, etc.); (5) the type of residential units constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the stated Maturity Date; (10) the amount of the Monthly Payment as of the Cut-off Date; (11) the original principal amount of the Mortgage Loan; (12) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (13) the Interest Rate Adjustment Date; (14) the Margin; (15) the Interest Rate Increase Maximum; (16) the Maximum Mortgage Interest Rate; (17) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (18) a code indicating the documentation style (i.e., full, alternative or reduced);
(19) a code indicated if the Mortgage Loan is subject to a Mortgage Insurance Policy; and (20) the Appraised Value of the Mortgaged Property;. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans;
(4) the weighted average maturity of the Mortgage Loans; (5) the weighted average months to roll; and (6) the weighted average Maximum Mortgage Interest Rate.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any riders or addenda thereto.

     Mortgaged Property: The property securing a Mortgage Note pursuant to the related Mortgage.

     Mortgagor: The obligor on a Mortgage Note.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant


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Secretaries  of the Seller,  as  applicable,  and  delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller, reasonably acceptable to the Purchaser.

     Pass-Through Rate: With respect to each Mortgage Loan, the annual rate at which interest thereon shall be remitted to the Purchaser pursuant to this Agreement (which is the Mortgage Interest Rate less the Servicing Fee Rate, and which rate shall be net of the cost of any lender-paid Mortgage Insurance Policy), in each case computed on the basis of a 360-day year consisting of twelve 30-day months. For ARM Loans, the Pass-Through Rate may change in accordance with changes in the Mortgage Interest Rate.

     Pass-Through Transfer: The sale or other transfer (which may include one or more related, intermediate transfers (but not whole loan transfers) in a whole loan format to one or more Affiliates of the Purchaser) of some or all of the Mortgage Loans to a trust or another Person as a part of a transaction that involves (A) the sale of participation certificates evidencing an interest in such Mortgage Loans or (B) the public issuance or private placement of securities evidencing an interest in such Mortgage Loans, which securities also may evidence an interest in other mortgage loans, may be issued through a REMIC and may, as a condition to their issuance, be required to be rated "AA/Aa" or higher by the Rating Agencies.

     Permitted Instruments: Any one or more of the following obligations or securities:

          (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the unsecured long-term obligations of the party agreeing to repurchase such obligations are at the time rated by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, in its highest rating category;

          (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the short-term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, the long-term debt obligations of the bank holding company) at the date of acquisition thereof have been rated by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, in its highest rating category;

          (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, in its highest short-term rating category; and

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          (v) any other  obligation or security  acceptable to Standard & Poor's
     Rating Services, a division of McGraw-Hill Companies, in respect of mortgage pass-through certificates rated in its highest rating category, as evidenced by a letter from Standard & Poor's Corporation to such effect.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds) which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon to the extent received, and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment Period: With respect to any Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

     Purchase Date: As to any Agency Transfer, Pass-Through Transfer or Whole Loan Transfer, the date on which the sale or transfer of Mortgage Loans is effective.

     Purchase Price: The price paid on the related Closing Date, by the Purchaser to the Seller pursuant to the related Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date as provided in Section 2.1.

     Purchase Price Percentage: As to each Mortgage Loan, that percentage of par paid by the Purchaser for such Mortgage Loan as set forth in the Mortgage Loan Schedule.

     Purchaser: Wachovia Bank, National Association and all successors in interest pursuant to Section 7.6 hereof.

     Qualified Depository: (i) a depository, the long-term unsecured debt obligations of which are rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (or a comparable rating agency) in one of its three highest rating categories; (ii) the corporate trust department of a national bank; (iii) a depository which fully insures the Collection Account and the Escrow Account with insurance provided by the FDIC; or (iv) Wachovia Bank, National Association.

     Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance


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of the Deleted  Mortgage Loan (the amount of any shortfall  will be deposited in the Collection Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate not less than the Mortgage Interest Rate and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan;
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the deleted Mortgage Loan (e.g., if the Deleted Mortgage Loan is a 3/1 ARM Loan, the substituted loan must be a 3/1 adjustable rate mortgage loan with the same Mortgage Interest Rate caps); (v) have a Loan-to-Value Ratio not in excess of the Loan-to-Value Ratio of the Deleted Mortgage Loan; and (vi) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in
Section 3.1 hereof.

     Rating Agency: Any nationally recognized statistical credit rating agency, including but not limited to Moody's Investors Service, Inc, and Standard & Poor's Ratings Group.

     Reconstitution Agreements: The agreement or agreements entered into by the Purchaser, the Seller, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to ten (10) or more of the Mortgage Loans (unless otherwise agreed to by the Purchaser and the Seller), in connection with a Pass-Through Transfer, Whole-Loan Transfer or an Agency Transfer as set forth in Section 7.6, including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and
(iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer.

     Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or a Pass-Through Transfer pursuant to Section 7.6 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Seller's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

     Record Date: With respect to any Remittance Date, the last Business Day of the month preceding the month of such Remittance Date.

     Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of any month, beginning for the Mortgage Loans in any Mortgage Loan Package with the First Remittance Date identified in the related Assignment and Conveyance.

     REO Property: A Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure, as described in Section 4.14.


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

     REO Servicing Fee: The fee payable to Seller or Servicer for marketing and management of REO Property, as described in Section 4.14(c).

     Repurchase Price: As defined in Section 3.3(b).

     Securities Act: The Securities Act of 1933, as amended from time to time, or any successor statute thereto.

     Seller: National City Mortgage Co., or its successor in interest or any successor to the Seller under this Agreement appointed as herein provided.

     Servicer Guide: The Wachovia Bank Residential Master Servicing Servicer Guide, formerly known as the First Union National Bank Residential Master Servicing Servicer Guide, as amended from time to time (available on-line at http://www.umservicing.com).

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Seller in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property, and (iv) compliance with the obligations under
Section 4.8.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee payable to the Seller as compensation for servicing and administering such Mortgage Loan. Such fee shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate times (ii) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly and shall be computed on the basis of the same principal amount and period respecting which any related interest payment on such Mortgage Loan is computed. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Late Collections, to the extent permitted by Section 4.5) of such Monthly Payment or from Late Collections collected by the Seller, or as otherwise provided under Sections 4.5, 4.14 and 6.3, and only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment.

     Servicing Fee Rate: As to each Mortgage Loan, the annual rate at which the Servicing Fee with respect to such Mortgage Loan will be calculated, as set forth in the Mortgage Loan Schedule.

     Stated Principal Balance: As to each Mortgage Loan (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.


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

     Sub-Servicer: Any Person who services a Mortgage Loan pursuant to a Sub-Servicing Agreement.

     Sub-Servicing Agreement: Any contract between the Seller and a Sub-Servicer relating to servicing or administration of one or more Mortgage Loans as provided in Section 4.1(d).

     Transaction: A specific transaction for the sale and purchase of Mortgage Loans under this Agreement, evidenced by a Commitment Letter and an Assignment and Conveyance.

     Underwriting Guidelines: As defined in Section 3.1(bb).

     Unpaid Principal Balance: As to each Mortgage Loan that was not a Qualified Substitute Mortgage Loan, as of any date of determination, (i) the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, after application of payments due on or before the Cut-Off Date, minus (ii) the principal portion of all payments made by or on behalf of the Mortgagor (other than Monthly Advances) that were not due on or before the Cut-Off Date. As to each Mortgage Loan that was a Qualified Substitute Mortgage Loan, as of any date of determination, (i) the outstanding principal balance of such Mortgage Loan as of the date of substitution of the application of payments due on or before such date, minus (ii) the principal portion of all payments made by or on behalf of the Mortgagor (other than Monthly Advances) that were not due on or before such date.

     Vice President: With respect to the Seller, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Whole Loan Transfer: The sale or other transfer of some or all of the Mortgage Loans in a whole loan and/or participation certificate format to a third party, which sale or transfer is not a Pass-Through Transfer.

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


                                   ARTICLE II

              CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE
               FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN
                DOCUMENTS; RECORDATION OF ASSIGNMENTS OF MORTGAGE


     Section 2.1 Conveyance of Mortgage Loans; Possession of Mortgage Files; Purchase Price

     The Seller, simultaneously with the payment of the Purchase Price shall execute and deliver to the Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit L. Pursuant to Section 2.3, on or prior to the related Closing Date, the Seller shall have delivered the Mortgage Loan Documents for each Mortgage Loan in the Mortgage Loan Package to the Purchaser or its designated Custodian.

     The Seller's execution and delivery of an Assignment and Conveyance shall be deemed to sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms and provisions of this Agreement, all the right, title and interest of the Seller in and to the related Mortgage Loans.

     The documents comprising each Mortgage File that are not required to be so tendered to the Purchaser pursuant to Section 2.3 are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof, and the Seller's possession of such documents so held by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such holding and possession by the Seller is in a custodial capacity only. Upon the execution and delivery hereof, the legal and beneficial ownership of each Mortgage Note, each Mortgage, and each of the other documents comprising the Mortgage File with respect to each Mortgage Loan is vested in the Purchaser and the ownership of all records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be held and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The documents comprising each Mortgage File so held by the Seller shall be readily available to the Purchaser and shall be segregated from the other books and records of the Seller and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release its custody of any such documents only in accordance with written instructions from the Purchaser unless such release is required as incidental to the Seller's servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any Mortgage Loan pursuant to Section 3.3.

     On the Closing Date, Purchaser shall pay to Seller for the Mortgage Loans the sum of (i) the Stated Principal Balance of the Mortgage Loans multiplied by the Purchase Price Percentage, plus (ii) an amount equal to accrued interest on the Mortgage Loans at the Mortgage Interest Rate, from and including the Cut-Off Date through and including the day before the Closing Date. The payment by Purchaser shall be made by wire transfer before 4:00pm, Eastern Time, in immediately available funds to an account designated by Seller. If any miscalculation is reflected in the purchase price for the Mortgage Loans, the party benefiting from such error shall pay an amount sufficient to correct the error. The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all scheduled principal due after the Cut-off Date,
(2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller after the Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans minus that portion of any such interest payment that is allocable to the period prior to the Cut-off Date. The Unpaid Principal Balance of each Mortgage Loan as of the Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. All payments of principal and interest due on a Due Date following the Cut-off Date shall belong to the Purchaser.

     Section 2.2 Books and Records

     The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan that shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser. Any funds received on or in connection with a Mortgage Loan shall be held by the Seller in trust for the benefit of the Purchaser as the beneficial owner of the Mortgage Loans.

     Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller; provided, however, that if a Mortgage has been recorded in the name of MERS or its designee, the Seller is shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the applicable Cut-Off Date on or in connection with a Mortgage Loan as provided in Article IV hereof shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in
Article IV hereof shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

     It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a purchase on the Purchaser's business records, tax returns and financial statements, and as a sale of assets on the Seller's business records, tax returns and financial statements.

     Section 2.3 Delivery of Mortgage Loan Documents Regarding Mortgage Loans; Assignments of Mortgage

     (a) At least ten Business Days prior to the Closing Date (or as otherwise specified in the Commitment Letter) the Seller has delivered or will deliver to the Purchaser (or its designated Custodian) pursuant to written instructions from the Purchaser each of the following documents with respect to each Mortgage
Loan:

          (i) The original Mortgage Note, endorsed "Pay to the order of ________________, without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller, or a Lost Note Affidavit with a copy of the original Mortgage Note attached. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by " , successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by " , formerly known as [previous name]."

          (ii) The original Mortgage,  with evidence of recording thereon,  or a copy thereof certified by the public recording office in which such Mortgage has been recorded, or if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, a true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office.

          (iii) A certified true copy of an original Assignment of Mortgage, from the Seller to ________________ (or to MERS, as nominee for Wachovia Bank, National Association, if so specified in the related Commitment Letter), so certified by the Seller, which assignment shall be in form and substance acceptable for recording; provided, however, that if the related Mortgage has been recorded in the name of MERS, no Assignment of Mortgage will be required to be prepared or delivered and, instead, the Seller shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. In the event that the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be by " , successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by " _____ , formerly known as [previous name]."

          (iv) The original Mortgage Insurance Policy, if any, or certificate of primary mortgage guaranty insurance, if any; or if the Seller customarily maintains data regarding primary mortgage insurance in electronic form, the Seller shall deliver electronic data regarding primary mortgage insurance coverage, including the name or code of the primary Mortgage Insurer, the certificate number and the percent of coverage to Purchaser within thirty days after the Closing Date;

          (v) The original policy of title insurance and all applicable endorsements thereto (or copies thereof certified by the title insurer), provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller may have delivered to the Purchaser a true, correct and complete copy of such policy, a title insurance binder, or a commitment for the issuance of such policy, and an insured closing agreement, if applicable.

          (vi) Originals of all intervening Assignments of Mortgage, with evidence of recording thereon (or copies thereof certified by the public recording office in which such Assignments of Mortgage have been recorded), showing a complete chain of title from the originator to the Seller (or to MERS, if applicable), provided that if any such original intervening Assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller may have delivered to the Purchaser a true copy of such original Assignment of Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Assignment of Mortgage has been so delivered to such recording office.

          (vii) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, if applicable, of all assumption and modification agreements, if any.

     Whenever a true copy of a document is required to be delivered to the Purchaser pursuant to this Section 2.3(a), the following form of certification is permitted: "Certified true copy of the original which has been transmitted for recordation. ____________________, By ________________________."

     (b) Promptly following the Closing Date, Seller shall deliver for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located, and shall cause to be duly recorded, each original Assignment of Mortgage referred to in Section 2.03(a)(iii). All recording fees relating to the recordation of the Assignments of Mortgage, together with any fees for title policy endorsements and continuations, shall be paid by Seller from its own funds. If any such Assignment of Mortgage is returned unrecorded to Seller because of any defect therein, Seller shall cause such defect to be cured and such Assignment of Mortgage to be recorded in accordance with this Section.

     (c) Within 30 days following receipt thereof, the Seller shall deliver to the Purchaser or Custodian, if so directed by Purchaser, the following documents with respect to each Mortgage Loan:

          (i) for each Mortgage Loan in respect of which the Seller previously tendered to the Purchaser only a certified true, correct and complete copy of the original Mortgage pursuant to Section 2.03(a)(ii) and the certificate referred to therein, the original of such Mortgage, with evidence of recording thereon,

          (ii) for each Mortgage Loan in respect of which the Seller previously tendered to the Purchaser only a copy of the policy of title insurance or a title insurance binder or commitment pursuant to Section 2.03(a)(v), the original policy of title insurance with respect to such Mortgage Loan,

          (iii) for each Mortgage Loan in respect of which the Seller previously tendered to the Purchaser only a certified true, correct and complete copy of any original intervening Assignment of Mortgage pursuant to Section 2.03(a)(vi) and the certificate referred to therein, the original of such intervening Assignment of Mortgage, with evidence of recording thereon, and

          (iv) for each Mortgage Loan in respect of which the Seller previously tendered to the Purchaser only a certified, true, correct and complete copy of the Assignment of Mortgage referred to in Section 2.03(a)(iii), the original of such Assignment of Mortgage, with evidence of recording thereon.

     The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan within one week of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within thirty (30) days of its receipt of the recorded document.

     In the event that the original (or a copy thereof certified by the public recording office in which such document has been recorded) of any of the Mortgage Loan documents described in Section 2.3(a) (except the Assignment of Mortgage) cannot be delivered on the related Closing Date due to a delay in the public recording office, the Seller shall deliver or cause to be delivered to the Purchaser a certified true and correct copy of such documents, and if the original (or a copy thereof certified by the public recording office in which such document has been recorded) of any such document is not delivered to the Purchaser within 180 days after the subject Closing Date, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the Repurchase Price as described in Section 3.3(b).

     (d) Notwithstanding the foregoing, the parties agree that some or all of the Mortgage Loans subject to this Agreement may be registered on the MERS System, either through the recordation of a Mortgage showing MERS as nominee for the originating lender or by the recordation of an Assignment of Mortgage showing MERS as assignee. The Seller and the Purchaser hereby acknowledge that

MERS will have no beneficial interest in any such Mortgage Loan and that the registration of such a Mortgage Loan with MERS will not in any way affect the rights, title, interest, obligations, or responsibilities of the parties under this Agreement, except as expressly provided in this Section 2.3. The Seller and the Purchaser agree to cooperate in all ways necessary to effectuate the use of the MERS System for the purpose of facilitating the transfer of such Mortgage Loans, and notwithstanding any other provisions of this Agreement to the contrary, agree to accept such documentation and evidence of transfer provided by MERS under its operating documents to accomplish the transfer of ownership in such Mortgage Loans. For any Mortgage Loan previously registered on the MERS System and previously originated in the name of or assigned to MERS, (i) the Seller shall not be required to deliver any Assignment of Mortgage as described in Section 2.3(a)(iii); (ii) the Seller shall initiate with MERS electronic transmissions of MERS identification numbers and such other information as required by MERS, and such electronic transmissions shall identify the Purchaser as the owner of such Mortgage Loan; and (iii) the Seller shall pay any fees charged by MERS in connection with the electronic transfer of evidence of ownership to the Purchaser. If the Commitment Letter specifies that the Mortgage Loans are to be assigned to MERS but any Mortgage Loan has not previously been assigned to MERS or registered in the MERS System, then (i) the Seller shall prepare and record an Assignment of Mortgage as described in Section 2.3(a)(iii) and shall promptly transmit the recording information to Purchaser and MERS as required by MERS; (ii) the Seller shall create MERS identification numbers relating to each such Mortgage Loan in the manner required by MERS (or shall use MERS identification numbers provided by Purchaser); (iii) the Seller shall initiate with MERS electronic transmissions of MERS identification numbers and such other information as required by MERS, and such electronic transmissions shall identify the Purchaser as the owner of such Mortgage Loan; and (iv) the Seller shall pay any fees charged by MERS in connection with the registration of such Mortgage Loan on the MERS System and the electronic transfer of evidence of ownership to the Purchaser.

     Section 2.4 Closing Documents

     (a) On or before the initial Closing Date, the Seller shall submit to the Purchaser fully executed originals of the following documents:

          (i) this Agreement, in four counterparts;

          (ii) an Officer's Certificate, in the form of Exhibit G-2 hereto, including all attachments thereto;

          (iii) an Opinion of Counsel to the Seller, in the form of Exhibit G-1 hereto;

     (b) The Closing Documents for the Loans to be purchased on each Closing Date (including the initial Closing Date) shall consist of fully executed originals of the following documents:

          (i) the related Commitment Letter;

          (ii) if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of any Person, a Security Release Certification, in the form of Exhibit K hereto, executed by such Person;

          (iii) a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

          (iv) an Assignment and Conveyance, in the form of Exhibit L hereto.


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                                       20

                                   ARTICLE III

                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                      THE SELLER CONCERNING MORTGAGE LOANS;
                          REPURCHASE OF MORTGAGE LOANS


     Section 3.1   Individual Mortgage Loans

     The Seller hereby represents and warrants to and agrees with the Purchaser that, as to each Mortgage Loan as of the related Closing Date:

     (a) The information with respect to such Mortgage Loan set forth on the Mortgage Loan Schedule is complete, true and correct. In addition, the Seller shall deliver with respect to such Mortgage Loan complete, true and correct electronic information for each "required" field and, as applicable, for each "optional" field as described in the schedule attached as Exhibit A-1.

     (b) The Mortgage and the Mortgage Note have not been assigned or pledged, and, immediately prior to the transfer thereof to the Purchaser pursuant to
Section 2.1, the Seller had good and marketable title thereto, and the Seller is the sole owner and holder of such Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign such Mortgage Loan pursuant to this Agreement. Upon the transfer thereof to the Purchaser pursuant to Section 2.1, the Seller will have taken all actions necessary on its part to be taken so that the Purchaser will have good indefeasible title to, and will be sole owner of, the Mortgage and the Mortgage Note, free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, or security interests of any nature, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws relating or limiting the enforcement of creditor's rights generally.

     (c) The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property including all buildings, fixtures, installations and improvements to the Mortgaged Property, and the Mortgaged Property is free and clear of all encumbrances and liens having parity with or priority over the first lien of the Mortgage except for (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of public record as of the date of recording of such Mortgage, such exceptions generally being acceptable under prudent mortgage lending standards or specifically reflected in the appraisal made in connection with the origination of such Mortgage Loan, and (iii) other matters to which like properties are commonly subject that do not materially interfere with the value, use, enjoyment or marketability of the Mortgaged Property. There are no security agreements, chattel mortgages, or equivalent documents related to the Mortgage.

     (d) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Purchaser and which has been delivered to the Purchaser. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule and has been approved, to the extent necessary, by the Mortgage Insurer, if any, and the insurer under the applicable mortgage title insurance policy.

     (e) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the Mortgage Insurer, if any, and which is part of the Mortgage File and has been delivered to the Purchaser, and the terms of which are reflected in the Mortgage Loan Schedule.

     (f) There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note, and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation, or event of acceleration, and neither the Seller nor any seller or servicer, has waived any such default, breach, violation, or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, leasehold payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid, or an escrow of funds has been established for the items identified in the Mortgage Loan Schedule in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note.

     (g) The Mortgaged Property is free of material damage and in good repair, and there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor has any notice of any such pending or threatened proceeding been received, so as to adversely impair the value or marketability of the Mortgaged Property.

     (h) There are no mechanics' or similar liens or claims which have been filed for work, labor, or material (and no rights are outstanding that under law could give rise to such lien) which are, or may be, liens prior or equal to, or coordinate with, the lien of the related Mortgage.

     (i) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments permitted by either the Fannie Mae Guides (MBS Special Servicing Option), no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining the Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law.

     (j) The Seller, its Affiliates, and any prior parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee, or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) are either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or
(E) not required to qualify to do business in such state.

     (k) As of the Closing Date, such Mortgage Loan is not more than 30 days delinquent in payment of principal and interest and such Mortgage Loan has not been more than 30 days delinquent in payment of principal and interest since its origination.

     (l) On or prior to the Closing  Date,  the Seller has, in  accordance  with
Section 2.3(a), delivered to the Purchaser originals of each of the documents with respect to such Mortgage Loan specified in Section 2.3(a) (or the documents specified therein permitted to be delivered in lieu thereof) and the other documents in the Mortgage File. There are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the deliveries of such documents. Each of the documents with respect to such Mortgage Loan specified in Section 2.3(a), Exhibit B hereto or in the Mortgage File is genuine, true, correct and complete and has not been altered or modified in any way except as noted in the Mortgage File, and each is duly executed and in due and proper form, and is in form acceptable to Fannie Mae or Freddie Mac.

     (m) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof and each party assuming liability therefor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity or in the capacity of trustee.

     (n) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by the Commitment Letter, and this Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as note holder and mortgagee, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws relating to or limiting the enforcement of creditors' rights generally. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed as provided in Section 2.3(a). If required, the Assignment of Mortgage delivered to the Purchaser pursuant to Section 2.3(a)(iii) is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction.

     (o) Any and all requirements of any applicable federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending, or disclosure laws applicable to national banks or their operating subsidiaries in connection with the origination of such Mortgage Loan have been complied with, and the Seller shall maintain, in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws.

     (p) The proceeds of such Mortgage Loan have been fully disbursed, there is no requirement for, and the Seller shall not make any, future advances thereunder. Any future advances made prior to the Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. Other than as provided in Section 5.3, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor. The Unpaid Principal Balance as of the Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording such Mortgage Loan have been paid.

     (q) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy (and for ARM Loans, has an adjustable rate mortgage endorsement, which endorsement is substantially in the form of ALTA Form 6.1 or 6.2) or such other generally used and acceptable form of policy or insurance, all with such form and content as are acceptable to Fannie Mae or Freddie Mac (with environmental lien endorsement, condominium endorsement, PUD endorsement, and other endorsements required by Fannie Mae or Freddie Mac, to the extent applicable), issued by and the valid and binding obligation of a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of such Mortgage Loan, and such mortgage title insurance policy is in full force and effect.

     (r) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 4.10 by an insurer acceptable to Fannie Mae or Freddie Mac. If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property is covered by flood insurance. Each individual insurance policy has been validly issued and is in full force and effect. The Seller has caused to be performed any and all acts required to preserve the rights and interests of the Purchaser in all insurance policies required by this Agreement, including, without limitation, notification of insurers, and assignment of policies or interests therein. Each individual insurance policy contains a standard mortgagee clause naming the Seller, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and the Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof.

     (s) There is no valid offset, defense, counterclaim or right of rescission as to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note. All the applicable terms of the Mortgage Notes relating to ARM Loans pertaining to adjustments of the Mortgage Interest Rates and the Monthly Payments and payment adjustments in connection therewith are enforceable and will not affect the priority of the Mortgage lien.

     (t) Each Mortgage Loan was originated by the Seller; or by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution that is supervised and examined by a Federal or state authority; or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. Immediately prior to the conveyance of such Mortgage Loan by the Seller to the Purchaser, the Seller shall have title to such Mortgage Loan.

     (u) Principal payments on such Mortgage Loan commenced no more than sixty days after funds were disbursed in connection with such Mortgage Loan. The Mortgage Note requires a Monthly Payment that is sufficient to fully amortize the original principal balance over the remaining term thereof and to pay interest at the Mortgage Interest Rate. Such Mortgage Loan does not contain terms or provisions that would result in negative amortization.

     (v) Such Mortgage Loan is a conventional residential mortgage loan having an original term to maturity of not more than thirty years and thirty-one days as set forth on the Mortgage Loan Schedule, with interest payable in arrears on the first day of each month. As to any ARM Loan, (1) on the Closing Date and until the next Interest Rate Adjustment Date, the Mortgage Interest Rate is and shall be as set forth on the Mortgage Loan Schedule; and (2) on the initial Interest Rate Adjustment Date set forth in the Mortgage Loan Schedule, and on the Interest Rate Adjustment Dates occurring every year thereafter, the Mortgage Interest Rate is subject to adjustment to a new Mortgage Interest Rate equal to the then current Index plus the Gross Margin, rounded to the nearest .125%, subject to the Maximum Mortgage Interest Rate, the Minimum Mortgage Interest Rate, the Interest Rate Increase Maximum and the Interest Rate Decrease Maximum.

     (w) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and

(ii) otherwise by judicial foreclosure. There is no homestead, dower, curtesy, or other exemption or right available to the Mortgagor or any other person that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior consent of the mortgagee or assignee thereunder. The Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage.

     (x) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

     (y) The Mortgaged Property consists of a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-to-four family residence, or an individual condominium unit, or an individual unit in a planned unit development. Such residence, dwelling, or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property the Mortgagor's ownership interest in which consists of a leasehold estate, provided that the Mortgagor's ownership interest may include a ground lease if the Mortgaged Property is in a location where ground leases are common, such ground lease does not impair the value of the Mortgaged Property or the lien of the Mortgage, and such ground lease is acceptable to Fannie Mae, (v) a mobile home or (vi) a recreational vehicle.

     (z) The Loan-to-Value Ratio of such Mortgage Loan is either (i) not greater than 80% or (ii) greater than 80% but not greater than 95% and the Mortgage Loan is insured as to payment defaults to the extent required by Fannie Mae for mortgage loans purchased by it under a Mortgage Insurance Policy. Any such Mortgage Insurance Policy is issued by a Mortgage Insurer licensed to do business in the state in which the Mortgaged Property is located and acceptable to Fannie Mae or Freddie Mac as of the Closing Date. Such Mortgage Insurance Policy insures the named insured and its successors and assigns and provides coverage at least until the Mortgage Loan meets the requirements of Fannie Mae for the termination of such coverage. All provisions of such Mortgage Insurance Policy have been and are being complied with; such policy is valid and in full force and effect and all premiums due thereunder have been paid. If the Mortgage Loan is subject to a Mortgage Insurance Policy, the Mortgagor is obligated under the Mortgage to maintain such insurance and pay all premiums and charges in connection therewith, and the Mortgage Interest Rate for such Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium. The Seller has no knowledge of any condition or circumstance relating to such Mortgage Loan that would indicate that the current appraised value of the Mortgaged Property is less than the Appraised Value at the origination of such Mortgage Loan.

     (aa) No action has been taken or omitted by the Seller, and no event has occurred and no state of facts exists or has existed on or prior to the Closing Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under the Mortgage Insurance Policy with respect to such Mortgage Loan, including, without limitation, any exclusions, denials, or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured, whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor, or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

     (bb) Such Mortgage Loan was underwritten generally in accordance with the underwriting guidelines of the Mortgage Loan's originator in effect at the time such Mortgage Loan was originated and is substantially in conformity with Fannie Mae or Freddie Mac general "A" underwriting guidelines and was underwritten to a "full documentation" or "alternative documentation" underwriting program acceptable to Fannie Mae or Freddie Mac (collectively, the "Underwriting Guidelines"). If such Mortgage Loan is within conforming loan size limits, it is eligible for sale to Fannie Mae or Freddie Mac.

     (cc) There exist no deficiencies in excess of $200 with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Seller expects not to be cured, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. With respect to each Mortgage, Seller has within the last twelve months (unless such Mortgage Loan was originated within such twelve-month period) analyzed the required Escrow Payments for each Mortgage Loan and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law. The Mortgagor with respect to such Mortgage Loan is required to make customary escrow payments unless such Mortgagor paid a fee at the closing of the Mortgage Loan to waive the escrow requirement.

     (dd) Such Mortgage Loan does not have a shared appreciation feature or other contingent interest feature, and no ARM Loan is convertible to a fixed Mortgage Interest Rate. The Mortgage Loan is not a graduated payment Mortgage Loan. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property (provided, however, that a Mortgage Loan may be a permanent loan that has been modified from a construction loan) (b) facilitating the trade-in or exchange of a Mortgaged Property.

     (ee) No statement, report, or other document constituting a part of the Mortgage File, and no certificate, document, or other instrument delivered to Purchaser pursuant hereto or in connection herewith, contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

     (ff) The origination, servicing and collection practices, if any, used by the Seller with respect to such Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage origination and servicing business.

     (gg) As to each ARM Loan, the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of adjustable-rate mortgage loans and the Mortgagor has executed one or more statements acknowledging such receipt.

     (hh) All amounts received with respect to such Mortgage Loan after the Cut-Off Date and required to be deposited in the Collection Account have been so deposited in the Collection Account and are, as of the Closing Date, in the Collection Account.

     (ii) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File (i) was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such application and (2) otherwise meets the requirements of the Fannie Mae Guides (MBS Special Servicing Option). Any Mortgage Loan with an original principal balance of $650,000 or higher must have at least one full appraisal on the Uniform Residential Appraisal form (Fannie Mae Form 1004).

     (jj) Each Mortgage Note relating to an ARM Loan has been timely and appropriately adjusted, if such adjustment is required, and the respective Mortgagor timely and appropriately advised.

     (kk)  Such  Mortgage   Loan  is  being   serviced  by  Seller  or  under  a
Sub-Servicing Agreement with a Sub-Servicer.

     (ll) No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision.

     (mm) The Mortgagor has not notified Seller, and Seller has no knowledge, of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

     (nn) No Mortgage Loan was selected for inclusion under this Agreement from Seller's portfolio of comparable loans on any basis that would be intentionally adverse to the interest of Purchaser.

     (oo) The payment history provided by the Seller to the Purchaser with respect to such Mortgage Loan is true, complete and correct.

     (pp) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the
Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan.

     (qq) The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

     (rr) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements for Fannie Mae or Freddie Mac.

     (ss) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or the Mortgagor in connection with the origination or servicing of the Mortgage Loan or on the part of any appraiser, builder, developer or any other person involved in the origination of the Mortgage Loan.

     (tt) Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. No Mortgagor was at the time of origination of the Mortgage Loan, or to the best of Seller's knowledge is currently, a debtor in any federal or state bankruptcy or insolvency proceeding.

     (uu) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

     (vv) No Mortgage Loan that is a cash-out refinancing is secured by Mortgaged Property in the State of Texas.

     (ww) No Mortgage Loan is a simple interest Mortgage Loan.

     (xx) No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies.

     (yy) The Seller has obtained a life of loan, transferable real estate tax service contract with an Approved Tax Service Contract Provider on each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser. Such Tax Service Contract shall contain complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property.

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

     (zz) The Seller has obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser. Such flood certification contract shall be maintained in the Mortgage File and shall contain complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property.

     (aaa) Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS System, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof, or is in the process of being recorded.

     (bbb) Each Mortgage Loan has a non-zero FICO Score, and such FICO Score shall be at least as high as the minimum FICO Score referenced in the Commitment Letter (including any attachment or exhibit thereto).

     (ccc) The Mortgage Loan is not subject to a prepayment penalty, prepayment charge or other restriction on the prepayment of such Mortgage Loan prior to the maturity date thereof.

     (ddd) No Mortgage Loan is (a) subject to, covered by or in violation of the provisions of the Home Ownership and Equity Protection Act of 1994, as amended ("HOEPA"), (b) classified as "high cost", "covered", "high risk home", "threshold", or "predatory" loans under any other applicable state, federal, or local law, including any predatory or abusive lending laws (or similarly classified loans using different terminology under a law imposing heightened scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), (c) in violation of any state or local law or ordinance similar to HOEPA, or (d) classified as a "High Cost Loan" or "Covered Loan" as defined in the S&P LEVELS Glossary.

     (eee) The Company is in compliance with all applicable anti-money laundering laws and regulations, including the relevant provisions of the Bank Secrecy Act, as amended by the USA Patriot Act of 2001 and its implementing regulations, and related government rules and regulations (collectively, the "Patriot Act"); the Company has established an anti-money laundering compliance program and with respect to the Patriot Act has (i) developed internal policies, procedures and controls reasonably designed to prevent it from being used for money laundering or the financing of terrorist activities, (ii) designated a compliance officer, (iii) implemented an ongoing employee training program and
(iv) developed an independent audit function to test the compliance program.

     (fff) No predatory or deceptive lending practices, including but not limited to, the extension of credit to the applicable Mortgagor without regard for said Mortgagor's ability to repay the Mortgage Loan and the extension of credit to said Mortgagor which has no apparent benefit to said Mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Guide.


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

     (ggg) No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003.

     (hhh) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law.

     (iii) To the knowledge of Sller and National City Bank of Indiana ("NCBI"), no Mortgagor was encouraged or required, by Seller or National City Bank of Indiana ("NCBI") or any other originator to Seller and National City Bank of Indiana ("NCBI"), to select a Mortgage Loan product offered by Seller or NCBI or such other originator to Seller and National City Bank of Indiana ("NCBI") which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, (i) such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by Seller or NCBI or such other originator to Seller and National City Bank of Indiana ("NCBI"), or (ii) such Mortgagor selected a higher cost product based on product parameters and such Mortgagor's preferences.

     (jjj) Each Mortgage Loan fully conforms to all underwriting guidelines and other requirements of Fannie Mae and Freddie Mac other than with respect to the original principal amount. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time the Mortgage Loan was originated.

     (kkk) To the knowledge of Sller and National City Bank of Indiana ("NCBI"), all fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal laws and regulations applicable to Seller or NCBI or other originator to Seller and National City Bank of Indiana ("NCBI") in connection with the origination of Mortgage Loans. .

     (lll) All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation. Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide.

     (mmm) The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Loan, Company agrees it shall report one of the following statuses each month as


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

follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

     (nnn) Each imaged document represents a true, complete, and correct copy of the original document in all respects, including, but not limited to, all signatures conforming with signatures contained in the original document, no information having been added or deleted, and no imaged document having been manipulated or altered in any manner. Each imaged document is clear and legible, including, but not limited to, accurate reproductions of photographs. No original documents have been or will be altered in any manner.

     (ooo) The destruction of any original document or the inability of Seller to produce a copy of such original document upon request shall not cause (i) any delay in the enforcement of the Mortgage Loan, (ii) any inability to collect all amounts due under the Mortgage Loan, including without limitation, in connection with a foreclosure or other sale of the Mortgaged Property, (iii) private institutional investors to regard the Mortgage Loan as an unacceptable investment or adversely affect the value or marketability of the Mortgage Loan, or (iv) any claims from holders of mortgage-backed securities collateralized by the Mortgage Loan.

     (ppp) With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations.

     Section 3.2   Representations of the Seller

     The Seller hereby represents and warrants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

     (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is an operating subsidiary of National City Bank of Indiana. As a national bank operating subsidiary, it is regulated by the Office of the Comptroller of the Currency and is subject to all applicable laws and regulations. Seller is duly authorized to carry on its business as now being conducted as an operating subsidiary of a national bank, and in any event the Seller is in compliance with all applicable laws to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the corporate power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to enter into, execute and deliver this Agreement, and all documents and instruments executed and delivered pursuant hereto and to perform its obligations in accordance therewith; the execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby, including, without limitation, the repurchase obligations hereinafter contained, have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligations of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

     (b) No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement and the transfer of legal title to the Mortgage Loans to the Purchaser, is required as to the Seller or, if required, such consent, approval, authorization, or order has been or will, prior to the Closing Date, be obtained except for any recordations of Assignments of the Mortgages to or for the benefit of the Purchaser pursuant to this Agreement.

     (c) The consummation of the transactions contemplated by this Agreement, including without limitation the transfer and assignment of the Mortgage Loans to or for the benefit of the Purchaser pursuant to this Agreement and the fulfillment of or compliance with the terms and conditions of this Agreement, are in the ordinary course of business of the Seller and will not result in the breach of any term or provision of the articles of incorporation or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture, loan or credit agreement, or other instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment, or decree to which the Seller or its property is subject.

     (d) There is no action, suit, proceeding or investigation pending or to the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, is likely to result in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or any material liability to the Seller, or any material adverse change in the financial condition of the Seller, or which would draw into question the validity of this Agreement, or the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein or therein, or which would be likely to impair materially the ability of the Seller to perform its obligations hereunder or thereunder.

     (e) The Seller is an approved seller/servicer of conventional mortgage loans for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Seller is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements or which would require notification to either Fannie Mae, Freddie Mac or HUD.

     (f) The Seller acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

     (g) The Mortgage Loans were selected from among the outstanding fixed rate one- to four-family or one- to two-family adjustable rate mortgage loans in the Seller's portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.1 could be made and such selection (i) was not made in a manner so as to affect adversely the interests of the Purchaser and (ii) did not identify the Mortgage Loans as being less desirable or valuable than other comparable Mortgage Loans in the Seller's portfolio as of the Cut-off Date.

     (h) The disposition of the Mortgage Loans shall be treated as a sale on the books and records of the Seller. The Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes. The Seller shall maintain a complete set of books and records for each Mortgage Loan, which shall be clearly marked to reflect the ownership of such Mortgage Loan.

     (i) The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions.

     (j) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans..

     Section 3.3   Repurchase and Substitution

     (a) It is understood and agreed that the representations and warranties set forth in Sections 3.1 and 3.2 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination of any Mortgage File. That fact that Purchaser has conducted or has failed to conduct any partial or complete examination of any Mortgage File either prior to the Closing Date or thereafter shall not affect Purchaser's rights to demand repurchase, substitution or other relief as provided herein.

     (b) Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in Sections 3.1 and 3.2 that materially and adversely affects the value of any Mortgage Loan or the interest of the Purchaser in any Mortgage Loan (or, in the case of the representations and warranties set forth in Section 3.2, the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans), the party discovering such breach shall give prompt written notice to the other. The Seller shall use its best efforts to promptly cure in all material respects any such breach or defect within 90 days of the earlier of either discovery by or notice to the Seller of such breach or defect, and, if such breach or defect cannot be or is not cured within such 90-day period, the Seller shall, except in the case Section 3.2, at the option of the Purchaser, repurchase the affected Mortgage Loan, or in the case of a breach of a representation and warranty set forth in Section 3.2, repurchase such of the affected Mortgage Loans so that, after such repurchase, such breach or defect is cured in all material respects. Any such repurchase shall be at a price equal to the Stated Principal Balance on the date of such repurchase of each Mortgage Loan to be repurchased, plus (y) interest on each such Stated Principal Balance at the applicable Pass-Through Rate from the date to which interest has last been paid and distributed to the Purchaser to the date of such repurchase, plus (z) for any repurchase requested by Purchaser within two months after the Closing Date, the product of the Stated Principal Balance times the excess (if any) by which the Purchase Price Percentage exceeds par (the "Repurchase Price"). Any such repurchase shall be accomplished by deposit in the Collection Account of the amount of the Repurchase Price. Notwithstanding the foregoing, if the Seller discovers or receives notice of any such breach or defect, the Seller may, with the prior written consent of the Purchaser, rather than repurchase any Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans; provided, however, such substitution shall be completed within 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, it shall repurchase the Mortgage Loan or Mortgage Loans, as the case may be, in the manner provided in this
Section 3.3(b). It is understood by the parties hereto that a breach of the representations and warranties made in Sections 3.1 (ccc), (ddd), (fff), (hhh) or (www) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

     (c) For each of the Qualified Substitute Mortgage Loans substituted for a Deleted Mortgage Loan, the Seller shall deliver to the Purchaser the documents specified in Section 2.3(a), with the Mortgage Note endorsed as required by
Section 2.3(a)(i) and, where applicable, original documents having evidence of recording thereon. The Seller shall also take such actions with respect to the documents pertaining to each such Qualified Substitute Mortgage Loan as are required to be taken pursuant to Sections 2.3(c) with respect to the Mortgage Loans originally subject to this Agreement (and, for purposes of applying the requirements of Sections 2.3(c) to any Qualified Substitute Mortgage Loan, references in such Sections to the Closing Date shall be deemed to be references to the applicable date of substitution of such Qualified Substitute Mortgage
Loan). The Seller shall not effect such substitution until it has received the written consent of the Purchaser, which consent shall not be unreasonably withheld. The Seller shall deposit in the Collection Account the Monthly Payment due on each Qualified Substitute Mortgage Loan in the month following the date of such substitution (with the interest portion thereof adjusted to the applicable Pass-Through Rate), and the Monthly Payment due with respect to such Qualified Substitute Mortgage Loan in the month of substitution shall be retained by the Seller. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans and shall give written notice to the Purchaser that such substitution has taken place, which notice shall have attached thereto a copy of such amended Mortgage Loan Schedule. Upon such substitution, each such Qualified Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made, with respect to such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.1 and 3.2 (and, for purposes of applying such representations and warranties to each such Qualified Substitute Mortgage Loan, references in such Sections to the Closing Date shall be deemed to be references to such date of substitution of such Qualified Substitute Mortgage Loan).

     (d) The Purchaser shall immediately take all steps necessary to effect the reconveyance of any repurchased Mortgage Loan or Deleted Mortgage Loan, including all documentation with respect thereto, to the Seller. The Seller shall pay all costs and expenses incurred in connection with the repurchase of any Mortgage Loan and the substitution for any Deleted Mortgage Loan.

     (e) For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller shall determine the amount, if any, by which the aggregate outstanding principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller in the month of substitution pursuant to Section 5.1. Accordingly, on the date of such substitution, the Seller shall deposit from its own funds into the Collection Account an amount equal to the amount of such shortfall.

     (f) In addition to such cure, repurchase and substitution obligations of the Seller set forth in this Section 3.3, the Seller shall indemnify and hold harmless the Purchaser against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees actually incurred and related costs, judgments and other costs and expenses resulting from any claim, demand, defense, or assertion grounded upon, or resulting from a breach of any of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this
Section 3.3 to cure, repurchase, or substitute for a defective Mortgage Loan and to indemnify the Purchaser pursuant to this sub-section constitute the sole remedies available to the Purchaser respecting a breach of the representations and warranties set forth in Sections 3.1.

     (g) Any cause of action against the Seller relating to or arising out of the breach of any representation and warranty made in Sections 3.1 and 3.2 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase or substitute a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans for such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Mortgage Loan.

     (h) With respect to any Mortgage Loan, if the related Mortgagor has not made the Monthly Payment due under the Mortgage Note within 30 days after the first Due Date following the Closing Date, then the Seller agrees to repurchase such Mortgage Loan from the Purchaser as provided herein. Within ten Business Days after the Purchaser's request for repurchase of any such Mortgage Loan, the Seller shall repurchase at the Repurchase Price any Mortgage Loan that meets such condition.

     (i) With respect to any Mortgage Loan that prepays in full within 60 days after the Closing Date, the Seller shall repay to the Purchaser, within 10 Business Days afer request from the Purchaser, any premium over par originally paid by the Purchaser for such Mortgage Loan.

     Section 3.4   Review of Mortgage Loans

     From the related Closing Date until the date 30 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPO's on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Seller in accordance with the Commitment Letter and stipulations of the trade. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's discretion, reasonably exercised (i) fails to conform to Underwriting Guidelines, (ii) is underwritten without verification of the Mortgagor's income and assets and there is no credit report or FICO Score, (iii) the Purchaser deems the Mortgage Loan to not be an acceptable credit risk (for reasons including but not limited to Purchaser's determination that a FICO Score obtained by Purchaser within 30 days before or after the related Closing Date reflects a value below the minimum threshold as stated in the related Commitment Letter or otherwise reflects a significant decline from the FICO Score used in underwriting the Mortgage Loan), or (iv) the value of the Mortgaged Property pursuant to any BPO varies by more than plus or minus 15% from the lesser of (A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination. In the event that the Purchaser so rejects any Mortgage Loan, the Seller shall repurchase the rejected Mortgage Loan at the Repurchase Price in the manner prescribed in Section 3.3 upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Seller shall make available all files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. To the extent that during the course of the Purchaser's initial review, the Purchaser discovers that the Mortgage Loans do not otherwise meet the Seller's Underwriting Guidelines or the terms of the Transaction, the Purchaser shall have the right to carry out additional due diligence reviews beyond the original 30-day period which additional due diligence reviews shall be at the expense of the Purchaser (or such other period prescribed in the related Commitment Letter). Purchaser's decision to increase its due diligence review or obtain additional BPO's or other property evaluations is at its sole discretion. The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity. Any review performed by the Purchaser prior to the Closing Date does not limit the Purchaser's rights or the Seller's obligations under this section.

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                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS


     Section 4.1   Seller to Act as Servicer

     (a) The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures and the Servicer Guide and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration that the Seller may deem necessary or desirable and consistent with the terms of this Agreement, including but not limited to all action permitted or required to be taken under any related Mortgage Insurance Policy. In servicing and administering the Mortgage Loans, the Seller shall employ Customary Servicing Procedures, except when such procedures conflict with the requirements under this Agreement or the Servicer Guide.

     (b) Consistent with the terms of this Agreement, the Seller may waive, modify, defer, or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in the Seller's reasonable determination, such waiver, modification, deferral, variation, postponement, or indulgence is in the best interests of the Purchaser; provided, however, that the Seller may not permit any modification with respect to any Mortgage Loan without the
Purchaser's prior written consent. Without limiting the generality of the foregoing, the Seller is hereby authorized and empowered to execute and deliver on behalf of itself and the Purchaser all instruments of satisfaction, cancellation, partial or full release, or discharge and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties, provided that the Seller may not release any Mortgage without the consent of the Purchaser. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

     (c) As to each ARM Loan, the Seller shall make periodic Mortgage Interest Rate and Monthly Payment Adjustments, as applicable, in strict compliance with
(i) the terms of the  Mortgage  and Mortgage  Note (ii) all  applicable  law and
(iii) Customary Servicing Procedures. The Seller shall establish procedures to monitor the Index in order to ensure that it uses the appropriate value for the Index in determining an interest rate change. The Seller shall execute and deliver all appropriate notices required by (i) the terms of the Mortgage and Mortgage Note (ii) all applicable laws and (iii) Customary Servicing Procedures regarding such Mortgage Interest Rate adjustments and Monthly Payment adjustments. If the Seller fails to make a timely and correct Mortgage Interest Rate and Monthly Payment adjustment, the Seller shall use its own funds to satisfy any shortage in the Mortgagor's Monthly Payment for so long as such shortage continues. In the event the Index, as specified in the related Mortgage Note, becomes unavailable for any reason, the Seller shall select an alternative


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

index, in accordance with the terms of the Mortgage Note, and such alternative index shall thereafter be the Index for such Mortgage Loan.

     (d) The Seller has entered into or (to the extent approved by the Purchaser) may enter into Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans. Except as expressly set forth herein, references in this Agreement to actions taken or to be taken by the Seller in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Seller.

     (e) The Seller, for the benefit of the Purchaser, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing. The Company shall pay the costs of such enforcement at its own expense.

     (f) Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Seller or a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Seller shall remain obligated and liable to the Purchaser for the servicing and administering of the Mortgage Loans in accordance with this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Seller alone were servicing and administering the Mortgage Loans.

     (g) Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Seller alone, and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities thereunder.

     Section 4.2   Liquidation of Mortgage Loans

     (a) In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser but in any event in accordance with this Agreement and the Servicer Guide. In such connection, the Seller shall from its own funds make all necessary and proper Servicing Advances. The Seller shall remit all Liquidation Proceeds to the Purchaser in accordance with the requirements of the Servicer Guide. For each REO Property, the Seller shall submit an invoice to the Purchaser (accompanied by documentation evidencing the related expense in such form as the Purchaser shall reasonably require) for reimbursement of outstanding Servicing Advances within 30 days after the Mortgaged Property becomes an REO Property.

     (b) If any Mortgage Loan becomes 90 days or more delinquent and the Mortgagor and Seller have not agreed to a Loss Mitigation Alternative, at the Purchaser's election but with no less than 30 days notice, the Purchaser may


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

terminate the Seller's servicing under this Agreement and assume servicing of such Mortgage Loan upon reimbursement of any outstanding Servicing Advances and Monthly Advances.

     (c) Seller shall provide a Standard Fidelity report each month.

     Section 4.3   Collection of Mortgage Loan Payments

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Seller will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. With respect to those Mortgage Loans as to which the Seller collects Escrow Payments, the Seller will ascertain or estimate annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums and all other charges that, as provided in any Mortgage, will become due and payable, to the end that the Escrow Payments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 4.4 Establishment of Collection Account; Deposits in Collection Account

     (a) The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more accounts (collectively, the "Collection Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled "_________________, in trust for Wachovia Bank, National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate [or Fixed Rate] First Mortgage Loans." The Collection Account shall be an Eligible Account. Notwithstanding the foregoing, prior to remittance, such funds may be deposited in an Eligible Account that commingles such funds with additional funds held by the Seller for the benefit of the Purchaser. The existence of any such Collection Account shall be evidenced by (A) a certification in the form of Exhibit C attached hereto, in the case of an account established with the Seller, or (B) a letter agreement in the form of Exhibit D attached hereto in the case of an account held by an institution other than the Seller. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser on or prior to the Closing Date and thereafter to any Purchaser upon request.

     (b) The Seller shall deposit in the Collection Account on a daily basis within one Business Day of receipt, and shall retain therein, the following payments and collections received by it or otherwise made by the Seller subsequent to the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date):

          (i)  all  payments  on  account  of  principal,   including  Principal
     Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans adjusted, in the case of payment with respect to each Mortgage Loan, to the Pass-Through Rate applicable to such Mortgage Loan;


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

          (iii) all Insurance Proceeds, other than Insurance Proceeds included in Liquidation Proceeds and other than Insurance Proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Customary Servicing Procedures;

          (iv) all Condemnation Proceeds which are not released to the Mortgagor in accordance with Customary Servicing Procedures;

          (v) any amount required to be deposited in the Collection Account pursuant to Sections 4.4(c), 4.11, 4.14, 5.1(b), 5.3, or 6.2(b);

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.3(b), and all amounts required to be deposited by the Seller in connection with the substitution of any Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans pursuant to Section 3.3(e); and

          (vii) with respect to each Principal Prepayment in full, an amount (to be paid by the Seller out of its own funds) that, when added to all amounts allocable to interest received in connection with the Principal Prepayment in full, equals one month's interest on the amount of principal so prepaid for the month of prepayment at the applicable Pass-Through Rate, which deposit shall be made from the Seller's own funds, without reimbursement therefor; provided, however, that in lieu of the amount described in the foregoing clause of this Subsection 4.4(b)(vii), Seller may remit each Principal Prepayment in full, together with per diem interest at the Pass-Through Rate, within five Business Days of Seller's receipt of such Principal Prepayment in full.

     The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, the Servicing Fee and payments in the nature of late payment charges need not be deposited by the Seller in the Collection Account and may be retained by the Seller to the extent permitted by the Servicer Guide.

     (c) The Seller may invest, or, if the Collection Account is maintained at an institution other than the Seller, the Seller may direct such other institution to invest, whereupon such other institution shall invest, the funds on deposit from time to time in the Collection Account in Permitted Instruments, which investments shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment, except that if such Permitted Instrument is an obligation of the institution that maintains the Collection Account, then such Permitted Instrument shall mature not later than such next Remittance Date. All such investments shall be made in the name of the Seller or its nominee. All income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investment shall be deposited in the Collection Account by the Seller out if its own funds immediately, without reimbursement therefor.


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

     Section 4.5   Permitted Withdrawals from the Collection Account

     (a) The Seller may, from time to time, withdraw funds from the Collection Account for the following purposes:

          (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.1 and to pay itself the Servicing Fee and other servicing compensation in accordance with Section 6.3(a) (to the extent that such Servicing Fee and other servicing compensation has been deposited in the Collection Account);

          (ii) to reimburse itself for unreimbursed Monthly Advances made pursuant to Section 5.3, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent Late Collections respecting which any such Monthly Advance was made;

          (iii) to reimburse itself for any unpaid Servicing Fees and unreimbursed Servicing Advances, provided that except for reimbursement for reasonable attorneys' fees and disbursements incurred in connection with any enforcement or judicial proceedings commenced hereunder, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan shall be limited to related Late Collections and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan; and further provided that the Seller shall not reimburse itself pursuant to this provision from Liquidation Proceeds from foreclosures or sales of REO Property but shall be reimbursed instead pursuant to the provisions of Sections 4.2 and 4.12.

          (iv) to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 7.1;

          (v) to pay to itself any interest earned on funds deposited in the Collection Account;

          (vi) if there shall be deposited in the Collection Account any amount not required to be deposited therein, including the Servicing Fee and other servicing compensation, to withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding;

          (vii) to make  payments of or  reimburse  such amounts as specified in
     Section 7.3; and

          (viii) to clear and terminate the Collection Account upon the termination of this Agreement.


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

     (b) The Seller shall maintain records sufficient to justify on a Mortgage Loan-by-Mortgage Loan basis any withdrawal from the Collection Account pursuant to Section 4.5(a)(ii) and (iii).

     Section 4.6   Establishment of Escrow Account; Deposits in Escrow Account

     (a) The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled "_______, in trust for Wachovia Bank, National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate [or Fixed Rate] First Mortgage Loans, and various Mortgagors." The Escrow Account shall be an Eligible Account. Notwithstanding the foregoing, prior to remittance, such funds may be deposited in an Eligible Account that commingles such funds with additional funds held by the Seller for the benefit of the Purchaser. The creation of any Escrow Account shall be evidenced by (A) a certification in the form of Exhibit E attached hereto, in the case of an account established with the Seller, or (B) a letter agreement in the form of Exhibit F attached hereto, in the case of an account held by an institution other than the Seller. In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser on or prior to the Closing Date and thereafter to any Purchaser upon request.

     (b) The Seller shall deposit in the Escrow Account on a daily basis within one Business Day of receipt, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals from the Escrow Account only in accordance with Section 4.7. The Seller shall be entitled to retain any interest earned on funds deposited in the Escrow Account other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may not bear interest or that the interest earned on such escrowed funds is insufficient for such purpose.

     Section 4.7   Permitted Withdrawals from the Escrow Account

     Withdrawals from the Escrow Account may be made by the Seller only (i) to effect timely payments of taxes, assessments, water rates, insurance premiums, fire and hazard insurance premiums, or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Seller for any Servicing Advance made by the Seller pursuant to Sections 4.8, 4.10, and 4.11 with respect to a related Mortgage Loan, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan,
(iv) for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, provided the provisions of Section 4.15 have been complied with, (vi) to pay to the Mortgagor, to the extent required by law, interest on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on


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

funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), such withdrawal to be made monthly not later than the Remittance Date, or (viii) to clear and terminate the Escrow Account upon the termination of this Agreement.

     Section 4.8   Payment of Taxes, Insurance and Other Charges

     With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of property taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Mortgage Insurance Policy premiums, if any, and fire and hazard insurance coverage and flood insurance, all as required hereunder, and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date in a manner consistent with Customary Servicing Procedures and the Servicer Guide. The Seller shall cause all such bills to be paid on a timely basis and shall from its funds if necessary make a Servicing Advance to make timely payment of all such bills

     Section 4.9   Transfer of Accounts

     The Seller may from time to time transfer the Collection Account or the Escrow Account to a different depository institution with the consent of the Purchaser, provided that such account shall be and remain an Eligible Account and shall be evidenced by (i) a certification in the form of Exhibit C or E attached hereto, in the case of an account established with the Seller, or (ii) a letter agreement in the form of Exhibit D or F attached hereto, in the case of an account held by an institution other than the Seller, as the case may be, a copy of which certification or letter agreement shall be furnished to the Purchaser.

     Section 4.10   Maintenance of Hazard Insurance

     The Seller shall cause to be maintained for each Mortgaged Property and for each REO Property such insurance coverages in such amounts and for such terms as are required by the Servicer Guide (including but not limited to fire and hazard insurance with appropriate extended coverage and flood insurance). Seller shall administer such insurance policies and the proceeds thereof in the manner prescribed by the Servicer Guide.

     Section 4.11 Maintenance of Mortgage Insurance Policies; Collections Thereunder

     (a) Except as set forth in Subsection (b) of this Section 4.11, the Seller shall maintain in full force and effect a Mortgage Insurance Policy conforming in all respects to the description set forth in Section 3.1(z), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required pursuant to Section 3.1(z), if available. The Seller shall cause the premium for each Mortgage Insurance Policy to be paid on a timely basis and shall from its own funds if necessary make a Servicing Advance to pay the premium on a timely basis. The Seller will not cancel or refuse to renew any such Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under any Mortgage Loan and pursuant to Section

3.1(z) unless a replacement Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.1(z). The Seller shall not take any action or fail to take any action which would result in non-coverage under any applicable Mortgage Insurance Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.1, the Seller shall promptly notify the insurer under the related Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Mortgage Insurance Policy. If such Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Mortgage Insurance Policy as provided above.

     As part of its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims under any Mortgage Insurance Policy in a timely fashion in accordance with the terms thereof and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.4, any amounts collected by the Seller under any Mortgage Insurance Policy shall be deposited in the Collection Account and shall be subject to the terms of the Servicer Guide.

     (b)  The  Seller  shall  terminate  and  handle   Mortgagor   requests  for
termination of Mortgage Insurance Policies in accordance with all applicable law, Customary Servicing Procedures, and the Servicer Guide.

     Section 4.12   [Reserved]

     Section 4.13   Fidelity Bond; Errors and Omissions Insurance

     The Seller shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees, or other persons acting in any capacity requiring such persons to handle funds, money, documents, or papers relating to the Mortgage Loans ("Seller Employees"). Any such Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to this Agreement, and negligent acts of such Seller Employees. Such Fidelity Bond shall also protect and insure the Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring such Fidelity Bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The terms of any such Fidelity Bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae or by Freddie Mac. Upon the request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such Fidelity Bond and errors and omissions insurance policy and a statement from the surety and the insurer that such


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

Fidelity Bond and errors and omissions insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to the Purchaser.

     Section 4.14   Title, Management and Disposition of REO Property

     (a) In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Seller or its nominee, in either case as nominee, for the benefit of the Purchaser of record on the date of acquisition of title (the "Owner"). In the event the Seller is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller, at the expense of the Seller, from an attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

     (b) The Seller shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale. The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate the REO Property in accordance with Customary
Servicing Procedures and the Servicer Guide, and funds received in connection therewith shall be administered in accordance with the Servicer Guide. The Seller shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as are consistent with the requirements of the Servicer Guide.

     (c) The disposition of REO Property shall be carried out by the Seller in accordance with the provisions of this Agreement. The Seller shall be entitled to an REO Servicing Fee of $1500 for each REO Property. The REO Servicing Fee shall be deducted from the proceeds from the sale of the REO Property. The Seller shall cause an appraisal of the REO Property to be performed immediately after receiving possession of the property. The Seller will provide the Purchaser a written marketing Plan prior to listing the property, which will indicate delegated authorities to Seller with regard to list price, repair budget, sales price, Seller paid closing costs and commissions. Any exception to the stated disposition authorities in the marketing plan will require Purchaser approval prior to REO liquidation. The Seller must use reasonable efforts to sell each REO Property within 6 months of the time the Mortgaged Property becomes REO Property and shall maintain necessary procedures and processes to meet such requirement.

     (d) The Seller shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance and flood insurance in accordance with the provisions of Section 4.10 hereof.

     (e) For each Remittance Date as to which the Seller determines that any Liquidated Mortgage Loan exists, the Seller will provide to the Purchaser a Liquidation Report in the form attached as Exhibit H, including supporting documentation for all expenses and advances relating to such Liquidated Mortgage Loan.


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



     (f) In connection with related Mortgage Loan, the Seller shall from its own funds make all necessary and proper Servicing Advances for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Servicer Guide. Such Servicing Advances will be reimbursed in accordance with the Servicer Guide upon completion of the liquidation of the REO Property, Purchaser's receipt of the Liquidation Proceeds, and Seller's filing of a claim for reimbursement.

     Section 4.15  Application of Proceeds of Insurance to Repair or Restoration

     The Seller shall collect the proceeds from all policies of insurance required to be maintained pursuant to Section 4.10 with respect to all losses that may occur. The Seller may remit such proceeds to the Mortgagor toward the restoration or repair of the related property in a manner, and shall otherwise take such actions in connection with such restoration and repair as shall be consistent with Customary Servicing Procedures and the Servicer Guide.

     Section 4.16   Inspections

     The Seller shall conduct inspections of Mortgaged Properties at such times and in a manner consistent with Customary Servicing Procedures and the Servicer Guide.

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                                       47

                                    ARTICLE V

                            PAYMENTS TO THE PURCHASER


     Section 5.1   Distributions

     (a) On each Remittance Date the Seller shall remit to the Purchaser the Available Distribution Amount. Each such remittance shall be made by wire or other electronic funds transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor.

     (b) With respect to any remittance to the Purchaser made by the Seller after the Business Day on which such remittance was due, the Seller shall pay to the Purchaser interest on such late remittance at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Wachovia Bank, National Association, Charlotte, North Carolina, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Collection Account by the Seller on the date such late remittance is made and shall cover the period commencing with the day following such Business Day on which such remittance was due and ending with the Business Day on which such late remittance is made, both inclusive. Such interest shall be remitted along with the remittance payable to the Purchaser on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

     Section 5.2   Statements to the Purchaser

     (a) On or before the fifth Business Day of each month, the Seller shall deliver to Purchaser (so that Purchaser receives by such date) a statement setting forth information with respect to the Mortgage Loans in the form of standard Fidelity MSP reports or other mutually agreeable format, Exhibit N, (including an ARM Change Report (24N or similar) when applicable).

     (b) Upon reasonable advance notice in writing, the Seller shall provide to any Purchaser which is a savings and loan association, a bank, an insurance company, or other regulated or supervised entity reports and access to information and documentation regarding the Mortgage Loans and the transactions contemplated hereby sufficient to permit the Purchaser to comply with the applicable regulations of relevant regulatory or supervisory authorities with respect to its investment in the Mortgage Loans; provided, however, such Purchaser shall pay the Seller's costs of obtaining such reports, information and documentation.

     (c) The Company shall provide each Purchaser with such information as any Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return and any and all other tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code The Company shall or shall file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed in relation to the servicing and ownership of the related Mortgage Loans. The Company shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Company's failure to comply with this paragraph.

     (d) The Seller shall provide to the Purchaser such additional information regarding the Mortgage Loans as the Purchaser shall reasonably request from time to time at the purchaser's expense, provide the expenses are reasonable and within industry standard.

     Section 5.3   Monthly Advances

     Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Seller shall, from its own funds, deposit in the Collection Account an amount (a "Monthly Advance"), equal to the aggregate of all Monthly Payments (with the interest portion of each such Monthly Payment adjusted to the applicable Pass-Through Rate) which were due on the Mortgage Loans during the related Due Period and which were delinquent at the close of business on the Determination Date immediately preceding such Remittance Date or as to which an Advance Monthly Payment had been received by the Seller and remitted to the Purchaser by the Seller in lieu of an earlier Monthly Advance. The Seller may elect in lieu of such Monthly Advance, to distribute Advance Monthly Payments held by the Seller in the account in complete or partial satisfaction of the deficiency. The Seller's obligation to make a Monthly Advance with respect to any Mortgage Loan will continue through the earlier of
(i) the last Monthly Payment due prior to the payment in full of such Mortgage Loan, or (ii) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) with respect to such Mortgage Loan.

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


                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES


     Section 6.1   Assumption Agreements

     (a) The Seller will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note (except when the Seller determines to forgo such enforcement in pursuing Loss Mitigation Alternatives); provided, however, that in accordance with the terms of the Mortgage Note, the Seller may permit an assumption if the Purchaser approves the creditworthiness of the assuming borrower. When any Mortgaged Property has been conveyed by the Mortgagor, the Seller will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Seller will not exercise such rights if prohibited by law or the terms of the Mortgage or the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller will request the written permission of the Mortgage Insurer, if required to cause the coverage under the Mortgage Insurance Policy to remain in full force and effect, and the Purchaser prior to entering into an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. Any assumption fee collected by the Seller shall be treated in the manner prescribed by the Servicer Guide. In connection with any such assumption, the related Mortgage Interest Rate, the Unpaid Principal Balance, the Monthly Payment, and the term of the Mortgage Loan may not be changed unless approved by the Mortgage Insurer, if any, and the Purchaser. If an assumption is allowed pursuant to this Section 6.1(a), the Seller with the prior consent of the Purchaser and the Mortgage Insurer, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     (b) The Seller shall follow the requirements of the Servicer Guide with respect to any such assumption or substitution of liability. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.


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

     (c) For purposes of this Section 6.1, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Section 6.2   Satisfaction of Mortgages and Release of Mortgage Files

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will obtain the portion of the Mortgage File that is in the possession of the Purchaser, prepare and process any required satisfaction or release of the Mortgage, notify the Purchaser of such satisfaction or release, and include with such notice a certification to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 4.4 have been or will be so deposited. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

     (b) The Seller shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage. In the event the Seller grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should the Seller otherwise prejudice any right the Purchaser may have under the Mortgage, the Seller, upon becoming aware of the foregoing, shall remit to the Purchaser the Stated Principal Balance of the related Mortgage Loan by deposit thereof in the Collection Account, whereupon the Purchaser shall assign the related Mortgage and endorse the related Mortgage Note to the Seller and shall do all things necessary to transfer ownership of the Mortgage Loan to the Seller. The Seller shall maintain the Fidelity Bond as provided for in
Section 4.13 protecting and insuring the Seller against losses sustained with respect to any Mortgage Loan satisfied or released other than in accordance with the procedures set forth herein.

     Section 6.3   Servicing Compensation

     (a) As compensation for its services hereunder, the Seller shall be entitled to pay itself its Servicing Fee from interest payments on each Mortgage Loan and from such other sources as are authorized herein. Additional servicing compensation in the form of assumption fees and late payment charges shall be paid to the Seller (to the extent permitted by the Servicer Guide) by withdrawal from the Collection Account pursuant to Section 4.5. The Seller shall be entitled to retain all Ancillary Income, and upon liquidation of a Mortgage Loan through an REO sale to a third party purchaser, be paid an REO Servicing Fee. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

     (b) No transfer, sale, pledge or other disposition of the Seller's right to receive all or any portion of the Servicing Fee shall be made, and any such attempted transfer shall be absolutely void and of no force or effect unless:
(i) such transfer is made to a successor servicer in connection with the assumption by such successor servicer of the duties of the Seller hereunder in


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

compliance with Section 7.5 hereof, and (ii) all (and not a portion) of the Servicing Fee is transferred to such successor.

     Section 6.4   Annual Statement as to Compliance

     The Seller will deliver to the Purchaser, on or before March 15 of each year beginning March 15, 2007, an Officers' Certificate in substantially the form of Exhibit M stating that (i) the Seller has fully complied with the provisions of this Agreement, (ii) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such supervision of the officers signing such Officers' Certificate, and (iii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Seller to cure such default.

     The Seller agrees to indemnify and hold harmless each of the Purchaser, each other Person entitled to receive servicing reports provided pursuant to
Section 5.2, each Person, if any, who "controls" the Purchaser or such other Person within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors against any and all losses, penalties, fines forfeitures, reasonable and necessary legal fees actually incurred and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Seller to deliver or cause to be delivered when required any Officer's Certificate required hereunder, or any accountants' statement required hereunder, or (ii) any material misstatement or omission in any certification pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-15 promulgated by the Securities and Exchange Commission thereunder made in reliance on any material misstatement or omission contained in any Officer's Certificate provided pursuant hereto.

     Section 6.5  Annual Independent Public Accountants' Servicing Report

     On or before March 15 of each year beginning March 15, 2007, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the mortgage servicing operations of the Seller and that such firm is of the opinion that on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.


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

     Section 6.6   Delivery of Financial Information and Reports

     The Seller will deliver to the Purchaser:

          (i) Annual Statements--within 90 days after the end of each fiscal year of the Seller, four copies of:

               (A)  a   consolidated   balance  sheet  of  the  Seller  and  its
               consolidated subsidiaries, if any, as at the end of such year, and

               (B) consolidated statements of operations and retained earnings, and cash flows of the Seller and its consolidated subsidiaries, if any, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial position, results of operations and cash flows of the company or companies being reported upon and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur);

          (ii) Audit Report--promptly upon receipt thereof, one copy of each other report submitted to the Seller by independent accountants in connection with any annual, interim, or special audit made by them of the books of the Seller if the information contained therein relates to any matter which might materially and adversely affect the ability of the Seller to perform its obligations under this Agreement;

          (iii) SEC and Other Reports--promptly upon their becoming available, one copy of each report, notice, or proxy statement sent by the Seller to stockholders generally, and of each periodic report and any registration statement, prospectus, or written communication (other than transmittal letters) in respect thereof filed by the Seller with, or received by the Seller in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor thereto, in each case, if the information contained therein relates to any matter which might materially and adversely affect the ability of the Seller to perform its obligations under this Agreement;

          (iv) Notice of Default or Event of Default--immediately upon becoming aware of the existence of any Default or Event of Default, a notice describing its nature and the action the Seller is taking with respect thereto;

          (v) Notice of Claimed Default--immediately upon becoming aware that the Purchaser has given notice or taken any other action with respect to a claimed Default or Event of Default or that the holder of any debt or security of the Seller has given notice or taken any other action with respect to a claimed default or event of default in respect of such debt or security, a notice specifying the notice given or action taken by such holder or holder, the nature of the claimed Default or Event of Default or the claimed default or event of default with respect to such debt or security, and the action the Seller is taking with respect thereto;

          (vi) Report on Proceedings--promptly upon the Seller's becoming aware of (A) any proposed or pending investigation of it by any governmental authority or agency, or (B) any court or administrative proceeding, which, in either case, involves the possibility of materially and adversely affecting the ability of the Seller to perform its obligations under this Agreement, a notice specifying its nature and the action the Seller is taking with respect thereto;

          (vii) Notice of Change in Law, etc.--promptly upon the Seller having learned of the enactment or promulgation of any federal, state, or local law or regulation applicable to the Seller or the Seller's business that may materially and adversely affect the ability of the Seller to perform its obligations under this Agreement, a notice to such effect, identifying such law or regulation and the manner in which such law or regulation may have such effect; and

          (viii) Notice of Regulatory Action--promptly upon receipt thereof, and if not prohibited by law or government regulation, copies of any notices received from any federal or state regulatory agencies relating to an order, ruling, statute, or other law or information which might materially and adversely affect the ability of the Seller to perform its obligations under this Agreement; and

          (ix) Requested Information--with reasonable promptness, any other data and information which may be reasonably requested from time to time, including, without limitation, information with respect to the Mortgage Loans; provided, however, any Purchaser requesting such data and information shall pay the Seller's costs of obtaining such data and information if, and to the extent that, the same are not reasonably obtainable by the Seller.

     Section 6.7   Purchaser's Right to Examine Seller Records, etc.

     The Purchaser shall have the right, at the Purchaser's expense except for immaterial items in the ordinary course of business, to examine and audit the Seller's books of account, records, reports and other papers relating to the performance by the Seller of its obligations and duties under this Agreement, to make copies and extracts therefrom, and to discuss the affairs, finances and accounts of the Seller relating to such performance with its officers and employees, all at such reasonable times and places and as often as may be reasonably requested.

     Section 6.8   No Solicitation Rights

     From and after the related Closing Date, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, including, without limitation, mass mailing, internet and e-mail solicitations, based in all instances, on commercially acquired mailing lists and newspaper, radio and television advertisements shall not constitute solicitation under this Section. This Section shall not be deemed to preclude the Seller or any of its affiliates from soliciting any Mortgagor for any financial product or service other than a first loan to be secured by the Mortgaged Property.

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                                       55

                                   ARTICLE VII

                                   THE SELLER


     Section 7.1   Indemnification; Third Party Claims

     The Seller agrees to indemnify and hold harmless the Purchaser against any and all claims, losses, penalties, fines, forfeitures, reasonable and necessary legal fees actually incurred and related costs, judgments and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller to service the Mortgage Loans in compliance with the terms of this Agreement. The Seller shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Seller shall assume with notification to the Purchaser the defense of any such claim and pay all reasonable expenses in connection therewith, including reasonable and necessary counsel fees actually incurred, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Seller or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with any such claim, and the Purchaser shall reimburse the Seller for all amounts advanced by it pursuant to the preceding sentence except when the claim (i) arises out of any matter in respect of which the Seller is obligated to indemnify the Purchaser pursuant to Section 3.3(f), (ii) results from the failure of the Seller to service the Mortgage Loans in compliance with the terms of this Agreement, or (iii) results from the Seller's willful misfeasance, bad faith or negligence in performing its duties under this Agreement.

     Section 7.2   Merger or Consolidation of the Seller

     (a) The Seller will keep in full force and effect its existence, rights and franchises as a corporation, and its status as a Fannie Mae or Freddie Mac-approved seller/servicer in good standing and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     (b) Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Seller shall be a party, or any Person succeeding to all or substantially all of the business or assets of the Seller (whether or not related to loan servicing), shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, the Seller shall not, without the prior written notice to the Purchaser, be a party to any such merger, consolidation, or conversion, or sell or otherwise dispose of all or substantially all of its business or assets unless the successor or surviving person shall be an institution that is a Fannie Mae or Freddie Mac approved


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seller/servicer  in good standing and shall satisfy the  requirements of Section
10.1(a) hereof.

     Section 7.3   Limitation on Liability of the Seller and Others

     Neither the Seller nor any of the directors, officers, employees, or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein or failure to perform its obligations hereunder in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, or gross negligence in the performance of duties. Unless in violation of Customary Servicing Procedures or the Servicer Guide, the Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Subject to
Section 7.1, the Seller shall be under no obligation to appear in, prosecute, or defend any legal action which is not incidental to its duties under this Agreement and which may involve it in any expense or liability; provided, however, the Seller may with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights, duties and the interests of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable and the Seller shall be entitled to be reimbursed therefor from the Collection Account.

     Section 7.4   Seller Resignation

     Seller's resignation from the obligations and duties hereby imposed on it hereunder shall not become effective until a successor which satisfies the requirements set forth in Section 10.1 has assumed the Seller's responsibilities and obligations hereunder in accordance with such Section.

     Section 7.5   No Transfer of Servicing

     The Seller acknowledges that the Purchaser has entered into this Agreement with the Seller in reliance upon the adequacy of the Seller's servicing facilities, plan, personnel, records, and procedures, its integrity, reputation, and financial standing and the continuance thereof. The Seller shall not either assign this Agreement or the servicing hereunder or, except in conformance with Customary Servicing Procedures and the Servicer Guide, delegate its rights or duties hereunder or any portion thereof, without the prior written approval of the Purchaser, which approval shall not be unreasonably withheld. Any approval by Purchaser of the assignment of this Agreement or the servicing hereunder may be conditioned (at a minimum) on (1) payment by Seller to Purchaser of a transfer fee of $2,500 plus $25 per Mortgage Loan, and (2) confirmation by Purchaser that the proposed transferee is a Fannie Mae or Freddie Mac-approved seller/servicer in good standing with a net worth of not less than $15,000,000.


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     Section 7.6   Assignment  of  Agreement;   Master  Servicing;  Transfer  of
                   Mortgage Loans.

     (a) The Seller acknowledges that the Purchaser shall have the right, upon 15 days notice to the Seller and without the consent of Seller, to assign as few as ten (10) or all of the Mortgage Loans (unless otherwise agreed to by the Purchaser and the Seller)and all or a portion of the Purchaser's right and obligations hereunder, and any such assignee shall, upon such assignment and the delivery to the Seller of an executed Assignment, Assumption and Recognition Agreement referred to below, be entitled to exercise any rights of the Purchaser hereunder and shall accede to the rights and obligations of the Purchaser hereunder with respect to such assigned Mortgage Loans and provided the Seller has received an Assignment, Assumption and Recognition Agreement referred to below, the Seller shall recognize such assignee as the Purchaser of such Mortgage Loans, and will service such Mortgage Loans for the assignee as if the assignee and the Seller had entered into a separate purchase agreement and servicing agreement in the form of this Agreement. In the event of any such assignment, for purposes of this Section 7.6, all references to the Purchaser shall be deemed to be to the assignee of Wachovia Bank, National Association as to the assigned Mortgage Loans. Upon the request of the Purchaser, the Seller shall provide copies of any one or more of the Mortgage Files at the expense of the requesting party. The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note assignments and transfers of Mortgage Loans. Upon receipt of an Assignment, Assumption and Recognition Agreement, substantially in the form of Exhibit J hereto, the Seller shall (a) amend its books and records to reflect the ownership of the assigned Mortgage Loans of such assignee, and the previous Purchaser shall be released from its obligations hereunder with respect to such assigned Mortgage Loans and (b) execute each such Assignment, Assumption and Recognition Agreement in as many counterparts as are necessary to enable each party to the Assignment, Assumption and Recognition Agreement to receive an original of such Assignment, Assumption and Recognition Agreement.

     (b) The Seller acknowledges that Purchaser may, without the consent of the Seller, assume the role of master servicer hereunder (in such capacity, the "Master Servicer"), notwithstanding the identity of the Purchaser or Purchasers, in which case the Seller shall deal only with the Master Servicer (including any sub-Master Servicer designated by Purchaser from time to time) as further described in this Section 7.6(b). The Seller shall correspond and communicate solely with the Master Servicer. The Seller shall service to, remit to, and report to, the Master Servicer, all in accordance with the terms of this Agreement. Furthermore, the Master Servicer shall have all rights to enforce the representations and warranties, and all other covenants and conditions set forth in this Agreement, and any successor sub-servicing agreement entered into by the Seller pursuant to the terms of this Agreement, and the Seller shall follow the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Purchaser, whether or not the Master Servicer shall continue to be the owner of the Mortgage Loans. All amounts due the Purchaser under this Agreement shall be remitted to the Master Servicer in accordance with the Master Service's instructions. The initial sub-Master Servicer designated by


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

Purchaser is Universal Master Servicing, LLC ("UMS"), and the Seller may deal with UMS as Master Servicer until otherwise instructed by the Purchaser.

     (c) Without limiting the rights of the Purchaser under Sections 7.6(a) and 7.6(b), the Seller acknowledges that with respect to as few as five (5) or all of the Mortgage Loans (unless otherwise agreed to by the Purchaser and the Seller),, the Purchaser shall have the right, upon 15 days notice to the Seller, to effect one or more Agency Transfers, Whole Loan Transfers or Pass-Through Transfers. With respect to each such Agency Transfer, Whole Loan Transfer and Pass-Through Transfer, as applicable, entered into by the Purchaser or any Affiliate of the Purchaser, the Seller agrees:

          (i) to cooperate fully with the Purchaser, any prospective purchaser, any Rating Agency or any party to any agreement executed in connection with such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer with respect to all reasonable requests and due diligence procedures and to use its best efforts to facilitate such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer;

          (ii) to execute as originator, servicer or sub-servicer as the case may be, all applicable agreements executed in connection with such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer that govern the servicing and administration of the Mortgage Loans (and any agreements and other documents incidental thereto, including officer's certificates) as the Purchaser shall reasonably request, which governing documents shall contain provisions substantially similar to those set forth herein and which governing documents shall contain provisions customarily included in secondary mortgage market securitized transactions with respect to like assets that provide for the public issuance or private placement of securities that evidence an interest in the Mortgage Loans and that are rated "AA/Aa" or higher by the Rating Agencies, or such other provisions as are otherwise necessary to achieve the rating sought by the Purchaser on the securities to be offered thereunder;

          (iii) at the direction of the Purchaser and in lieu of executing agreements as described in the preceding clause (ii), to consent to the assignment of the Purchaser's rights as the Purchaser hereunder to a purchaser of, or trustee or master servicer with respect to, any one or more of the Mortgage Loans, in each case with any modifications to the servicing provisions hereof as shall be reasonably requested by the Purchaser and mutually agreed between the parties; provided, however, the primary servicing responsibilities shall be substantially similar to those set forth herein;

          (iv) to restate as of the closing date for the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer each of the representations and warranties contained in Section 3.1 of this Agreement as of the related Purchase Date; provided, however, the Seller may qualify any such representation or warranty contained in Section 3.1 to the extent set forth below to reflect an event or circumstance that arose after the Closing Date and that would cause such representation or warranty to be inaccurate in any material respect (either because of the composition of the new pool of


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

     mortgage loans or otherwise) if (A) the Seller establishes to the reasonable satisfaction of the Purchaser that such event or occurrence is not related to a breach by the Seller of any term or condition of this Agreement, and (B) the form of such qualification is acceptable to the Purchaser in its reasonable discretion, in which case the Seller shall restate its original representation and warranty with respect to the facts and circumstances as of the Purchase Date and shall make the qualified Agency Transfer, Whole Loan Transfer or Pass-Through Transfer representation or warranty with respect to the facts and circumstances after the Purchase Date;

          (v) to restate as of the closing date for the Agency Transfer, Whole Loan Transfer or Pass-Through Transfer the representations and warranties contained in Section 3.2 of this Agreement;

          (vi) to deliver to the Purchaser or its Affiliate, at the expense of the Purchaser, for inclusion in any prospectus, private placement memorandum or other offering material or disclosure document such written information regarding the Seller, its financial condition, delinquency, foreclosure and loss experience as shall be reasonably requested by the Purchaser or its Affiliate and to indemnify and hold harmless the Purchaser and any Affiliate of the Purchaser for any and all liabilities, losses and expenses arising under the Securities Act of 1933, as amended, in connection with any material misstatement contained in such written information or any omission of a material fact the inclusion of which was necessary to make such written information not misleading;

          (vii) to deliver to the Purchaser and to any Person designated by the Purchaser, at the expense of the Purchaser, such statements and audit letters of reputable certified public accountants pertaining to the written information provided by the Seller referred to in clause (vi) above as shall be requested by the Purchaser or its Affiliate;

          (viii) to deliver to the Purchaser and to any Person designated by the Purchaser, at the expense of the Purchaser, such Opinions of Counsel as are customarily delivered by originators and/or servicers in connection with Agency Transfer, Whole Loan Transfers or Pass-Through Transfers; and

          (ix) to provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information necessary to enable the "tax matters person" for any REMIC in a Pass-Through Transfer, including any master servicer or trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for securitized transactions rated "AA/Aa" or higher by the Rating Agencies.

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                                  ARTICLE VIII

                                     DEFAULT

     Section 8.1   Events of Default

     In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

          (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

          (ii) failure by the Seller to duly observe or perform, in any material respect, any other covenant, obligation, or agreement of the Seller as set forth in this Agreement which failure continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty days; or

          (iv) the Seller shall consent to the appointment of a conservator, receiver, or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to the Seller or relating to all or substantially all of the Seller's property; or

          (v) the Seller shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (vi) the Seller ceases to be a FNMA or FHLMC approved seller/servicer of conventional Mortgage Loans in good standing; or

          (vii) failure by the Seller to maintain its license to do business or service residential mortgage loans in any jurisdiction in which the Mortgaged Properties are located, provided Seller is required to maintain any such license;


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

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Seller under this Agreement and may exercise any and all other remedies available at law or at equity. Upon receipt by the Seller of such written notice from the Purchaser stating the intent to terminate the Seller as servicer under this Agreement as a result of such Event of Default, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 10.1. Upon written request from the Purchaser, the Seller shall, at its sole expense, prepare, execute and deliver to a successor any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Collection Account or the Escrow Account, or thereafter be received with respect to the Mortgage Loans and to which the Seller is not entitled pursuant to the terms of this Agreement.

     Section 8.2   Waiver of Defaults

     The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and their consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

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                                   ARTICLE IX

                                   TERMINATION

     Section 9.1   Termination of Agreement

     This Agreement shall terminate upon either: (i) the later of the distribution to the Purchaser of final payment or liquidation with respect to the last Mortgage Loan and each REO Property (or Monthly Advances of same by the Seller), or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Seller and the Purchaser in writing.

     Section 9.2   Termination of the Seller

     (a) The Purchaser may, at its sole option, terminate any rights the Seller may have hereunder, with or without cause, upon 30 days' written notice. Any such notice of termination shall be in writing and delivered to the Seller by registered mail as provided in Section 10.8 of this Agreement. If the Purchaser so terminates the rights of the Seller without cause, the Purchaser shall pay the Seller a termination fee equal to the fair market value of the rights of the servicer under this Agreement at the time of termination, as mutually agreed upon between the Seller and the Purchaser. If the Seller and the Purchaser are unable to so agree within thirty days after receipt by the Seller of the termination notice, such fair market value shall be determined within thirty days thereafter by an investment banking firm of national standing with principal offices in New York City as shall be selected by the Purchaser in its sole discretion, which determination shall be final and binding upon the Purchaser and the Seller. If the termination is without cause, the Purchaser shall reimburse the Seller for all actual third-party costs incurred by the Seller in transferring the servicing.

     In the event the Seller is terminated pursuant to this Section, the Purchaser hereby agrees to pay the Seller any accrued and outstanding servicing fees owed to the Seller to the date of such termination and to cause the successor servicer to agree to reimburse the Seller for any Servicing Advances that the Seller actually made as servicer pursuant to this Agreement which the successor recovers from the related Mortgagor.

     Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 30 days' advance written notice to the Seller, provided, that upon termination of the Agreement with respect to such Delinquent Mortgage Loan or REO Property, the Purchaser shall reimburse the Seller for all outstanding Servicing Advances or Servicing Fees. No transfer of servicing shall take place within the 30 day period prior to the foreclosure sale. Transfer of servicing of any REO account requires noticication from Purchaser to Servicer of at least 30 days prior to foreclosure sale date with the transfer occurring after confirmation of sale.


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


     (b) If the Seller is terminated with cause, the Purchaser shall arrange for the transfer of servicing to another party, and the Seller shall continue servicing, for the Servicing Fee provided herein, the Mortgage Loans under this Agreement until the successor servicer shall commence servicing the Mortgage Loans but in no instance less than 30 days from written notice of termination. If the termination is with cause, the Seller will be responsible for all costs and expenses incurred in transferring the servicing. No transfer of servicing shall take place within the 30 day period prior to the foreclosure sale. Transfer of servicing of any REO account requires noticication from Purchaser to Servicer of at least 30 days prior to foreclosure sale date with the transfer occurring after confirmation of sale.


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                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.1   Successor to the Seller

     (a) Prior to termination of the Seller's responsibilities and duties under this Agreement pursuant to Sections 7.4, 8.1, 9.1, or 9.2, the Purchaser shall
(i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor that shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement from and after the date of such succession prior to the termination of the Seller's responsibilities, duties and liabilities under this Agreement. In the event that the Seller's duties, responsibilities and liabilities under this Agreement shall be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned Sections shall not become effective until a successor, whether the Purchaser or another successor, shall have been appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made by them pursuant to Sections 3.1 and 3.2 and the remedies available to the Purchaser under Section 3.3 and 8.1, it being understood and agreed that the provisions of such Sections 3.1, 3.2, 3.3 and 8.1 shall be applicable to the Seller, as the case may be, notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

     (b) The Seller shall promptly deliver to the successor the funds in the Collection Account and the Escrow Account to which the Purchaser is entitled pursuant to the terms of this Agreement and all Mortgage Files and related documents and statements held by it hereunder, and the Seller shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller.

     (c) Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

     Section 10.2   Amendment

     This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.


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     Section 10.3   Recordation of Agreement;  Perfection of Security  Interest;
                    Further Assurances

     (a) To the extent necessary under applicable law to protect the interests of the Purchaser, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense upon direction of the Purchaser.

     (b) The Seller agrees to execute or cause to be executed such documents and take or cause to be taken such actions as may be necessary to effect the intent of this Agreement, including without limitation the execution and delivery of instruments of further assurance and the execution and delivery of such other documents, and the taking of such other actions as may be reasonably requested by the Purchaser.

     Section 10.4   Survival

     All representations, warranties, covenants and agreements contained in this Agreement shall remain in full force and effect and shall survive delivery of the Mortgage Loans to Purchaser. The Seller agrees that the representations, warranties, covenants and agreements made or deemed made by the Seller herein and in any certificate, document or other instrument delivered pursuant hereto or in connection herewith have been relied upon by Purchaser, notwithstanding any investigation heretofore or hereafter made by Purchaser or on Purchaser's behalf, without which representations, warranties, covenants and agreements Purchaser would not have executed and delivered this Agreement, and that such representations, warranties, covenants and agreements shall survive the delivery and payment for the Mortgage Loans and shall continue in full force and effect for Purchaser's benefit and the benefit of any subsequent holders of the Mortgage Loans until the final distribution required to be made in respect of the Mortgage Loans is made. For purposes hereof, all statements in any such certificate, document, or other instrument shall constitute representations and warranties enforceable under the terms of Section 3.3.

     Section 10.5   Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 10.6   General Interpretive Principles

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (ii) accounting  terms not otherwise  defined herein have the meanings
     assigned  to  them  in  accordance  with  generally   accepted   accounting
     principles;

          (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (iv) a  reference  to a  Subsection  without  further  reference  to a
     Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

     Section 10.7   Reproduction of Documents

     This Agreement and all documents relating hereto, including without limitation (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic, or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 10.8   Notices

     All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or mailed overnight delivery by a nationally recognized carrier to:

          (i) in the case of the Purchaser:

                  Wachovia Bank, National Association
                  One Wachovia Center, DC8-FNDS
                  301 South College Street
                  Charlotte, North Carolina  28288-0602
                  Attention:  Randy Robertson, Managing Director

                  With a copy to:
                  --------------
                  Universal Master Servicing, LLC
                  200 South Tryon Street, 9th Floor
                  Charlotte, North Carolina  28202
                  Attention:  Michael Schlaff, Vice President

     or such other address as may hereafter be furnished to the Seller in writing by the Purchaser, and

                  (ii) in the case of the Seller:

                  National City Mortgage
                  3232 Newmark Drive
                  Miamisburg, Ohio 45342
                  -----------------------------
                  Attention: Mr. Hugh Yeary

     or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

     Section 10.9   Severability of Provisions

     If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions, or terms of this Agreement or the rights of the Purchaser hereunder. If the invalidity of any part, provision, representation, or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     Section 10.10   Exhibits

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     Section 10.11   Counterparts; Successors and Assigns

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.4, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

     Section 10.12   Effect of Headings

     The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 10.13   Other Agreements Superseded

     This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof; provided, however, that the parties acknowledge that the Agreement (Compliance with Regulation AB) dated as of April 17, 2006, supplements the terms of this Agreement.

     Section 10.14   Venue

     Any action at law, suit in equity, or other judicial proceeding for the enforcement of any provision of this Agreement shall be instituted only in a federal court sitting in the State of New York.

     Section 10.15   Waiver of Trial by Jury

     THE SELLER AND THE PURCHASER EACH KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT.

           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Master Purchase and Servicing Agreement by their respective officers thereunto duly authorized as of the day and year first above written.


                                WACHOVIA BANK, NATIONAL ASSOCIATION



                                By: _______________________________________
                                Name: _____________________________________
                                Title: ____________________________________




                                NATIONAL CITY MORTGAGE CO.



                                By: _______________________________________
                                Name: _____________________________________
                                Title: ____________________________________

STATE OF NORTH CAROLINA             )
                                    ) ss. ________________
COUNTY OF _____________________     )

     On the ____ day of _____________, 200_, before me, a Notary Public in and for said State, personally appeared _______________________, known to me to be __________________ of WACHOVIA BANK, NATIONAL ASSOCIATION, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that said corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.




                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

STATE OF OHIO               )
                            ) ss. __________
COUNTY OF MONTGOMERY        )

     On the ____ day of ____________, 200_, before me, a Notary Public in and for said State, personally appeared ___________________________, known to me to be ____________________ of National City Mortgage Co., and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that said corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my official seal the day and year in this certificate first above written.





                                        ________________________________________
                                        Notary Public

                                        My Commission expires __________________

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT A-1

                              REQUIRED DATA FIELDS

                  Field Name                       Required     Optional
LOAN_NUMBER                                           X
SERVICER_LOAN_NUMBER                                  X
LOAN_PRINCIPAL                                        X
LOAN_PAYMENT_AMOUNT                                   X
LOAN_NOTE_RATE                                        X
PUR_CURRENT_SERVICE_FEE_RATE                          X
LOAN_DUE_DATE                                         X
INTEREST_METHOD_CODE                                  X
FIRST_PAYMENT_DATE                                    X
MATURITY_DATE                                         X
LOAN_PARTICIPANT_PERCENT                              X
ORIGINAL_TERM                                         X
AMORTIZATION TERM                                     X
CMR_LOAN_TERM                                                       X
PROPERTY_TYPE                                         X
OWNER_OCCUPANCY_CODE                                  X
PURPOSE_CODE                                                        X
LOAN_TYPE                                             X
PROPERTY_STREET_NAME                                  X
PROPERTY_CITY                                         X
ZIP_CODE                                              X
STATE_CODE                                            X
COUNTY_CODE                                                         X
APPRAISED_VALUE                                       X
APPRAISAL_DATE                                                      X
LIEN_TYPE                                             X
NUMBER_OF_UNITS                                                     X
MI_COVERAGE_CODE                                      X
MI_CARRIER_CUSTNO                                     X
MI_CERTIFICATE_NUMBER                                 X
MI_COVERAGE_AMOUNT                                    X
ORIGINAL_LOAN_BALANCE                                 X
ORIGINAL_RATE                                                       X
ORIGINAL_PAYMENT_AMOUNT                                             X
ORIGINATION_DATE                                      X
ORIGINAL_BORROWER_FIRST_NAME                                        X
ORIGINAL_BORROWER_NAME                                              X
ORIGINAL_COBORROWER_FIRST_NAME                                      X
ORIGINAL_COBORROWER_NAME                                            X
ORIGINAL_SALES_PRICE                                                X
                                                                X (unless
                                                                 required
RATE_BASE_INDEX_VALUE                                            by ARM)
RATE_INDEX_CODE                                       X
RATE_MARGIN                                           X

RATE_NEXT_CHANGE                                      X
RATE_LAST_CHANGE                                      X
RATE_CHANGE_FREQUENCY                                 X
RATE_MAX_INCREASE                                     X
RATE_MAX_DECREASE                                     X
RATE_LIFE_CAP                                         X
RATE_LIFE_MINIMUM                                     X
CURRENT INDEX VALUE                                                 X
RATE_ROUNDING_FACTOR                                  X
RATE_ROUNDING_CODE                                    X
RATE_MINIMUM_INDEX_CHANGE                             X
RATE_INDEX_DAYS_BEFORE_CHANGE                         X
PMT_NEXT_CHANGE                                       X
PMT_LAST_CHANGE                                       X
PMT_CHANGE_FREQUENCY                                  X
PMT_INCREASE_MAXIMUM                                  X
NEG AMORTIZATION CODE                                 X
PMT_DECREASE_MAXIMUM                                  X
PMT_MAX_LOAN_AMOUNT                                   X
PMT_NEXT_FULL_ADJUSTMENT_DATE                         X
PMT_FULL_ADJUSTMENT_FREQUENCY                         X
PAYMENT FREQUENCY                                     X
BORROWER_FIRST_NAME                                   X
BORROWER_NAME                                         X
BORROWER_SSN_NUMBER                                   X
COBORROWER_FIRST_NAME                                               X
COBORROWER_NAME                                                     X
COBORROWER_SSN_NUMBER                                               X
FIRST_HOMEOWNER_CODE                                                X
MORTGAGOR_DEPENDENT_COUNT                                           X
MORTGAGOR_ETHNIC_CODE                                               X
MORTGAGOR_GROSS_ANNUAL_INCOME                                       X
EFFECTIVE_PURCHASE_CUTOFF_DATE                                      X
PURCHASED BALANCE                                                   X
PURCHASED DUE DATE                                    X
PURCHASED NEXT PMT CHANGE DATE                                      X
PURCHASED NEXT RATE CHANGE DATE                                     X
PURCHASED NOTE RATE                                   X
SERVICER INVESTOR NUMBER                                            X
SERVICER_CATEGORY                                                   X
COMMITMENT_NUMBER                                                   X
INVESTOR_LOAN_NUMBER                                  X
RECOURSE_CODE                                                       X
ASSUMPTION_STATUS                                                   X
CENSUS_TRACT                                                        X
CONVERT_CODE                                                        X
DOCUMENTATION_TYPE_CODE                                             X
LOAN_PREPAYMENT_PENALTY_CODE                                        X
LOAN_PREPAY_PEN_EXP_DATE                                            X
PROPERTY_USE_CODE                                     X

BROKER_SELLER_CUSTNO                                                X
SALE_CURRENT_SERVICE_FEE_RATE                                       X
LOAN_DISCOUNT_BALANCE                                 X
CMR_TEASE_PERIOD_END_DATE                                           X
LOAN_PREMIUM_BALANCE                                  X
PUR_NET_YIELD_MARGIN                                                X
LOAN_DATE_TO_START_AMORT_PREM                         X
SERVICER NAME                                         X
COLLATERAL ID                                                       X
MAS-TRADE-ID                                          X
MAS-PRODUCT-TYPE                                                    X
MAS-ORIG-LTV                                                        X
MAS-DOCUMENT-TYPE                                                   X
MAS-SERIES-ID                                                       X
MAS-BUILDER-CODE                                                    X
MAS-HOURS-RATIO                                                     X
MAS-BOOK-BUSINESS                                                   X
MAS-RC-NUMBER                                                       X
MAS-CORRES-NUMBER                                                   X
MAS-LOAN-GRADE                                                      X
SALE_SOLD_PRINCIPAL                                                 X
BALLOON_DATE                                          X
INTEREST_ONLY_FLAG                                    X
PMT_CALCULATION_CODE                                  X
PMT_FIRST_CHANGE                                      X
RATE_FIRST_CHANGE                                     X
RATE_FIRST_MAX_DECREASE                               X
RATE_FIRST_MAX_INCREASE                               X
SALE_MONTHLY_FEE                                                    X
LOAN_PARTICIPANT_PRINCIPAL                                          X
LOAN_REMAINING_TERM                                                 X
BANKRUPTCY_STATUS                                     X
FORECLOSURE_STATUS                                    X
REO_PROPERTY_NUMBER                                   X
FICO_SCORE_1                                                        X
FICO_SCORE_2                                                        X
FICO_SCORE_3                                                        X
FICO_SCORE_4                                                        X
MI_CERTIFICATE_HOLDER_CODE                                          X
MI_MASTER_CERTIFICATE_NUMBER                                        X
MI_MASTER_COVERAGE_AMOUNT                                           X
MI_MASTER_POOL_FEE                                                  X
MI_MASTER_POOL_FEE_DUE_DATE                                         X
MI_MASTER_POOL_FEE_FREQUENCY                                        X
MI_MASTER_POOL_POLICY_NUMBER                                        X
MI_MAST_CARRIER_CUSTNO                                              X
ESCROW CODE                                                         X
SPECIAL HAZARD INS CODE                                             X
INPUT_SOURCE_CODE                                     X
TRANSACTION_CODE                                      X

LIEN_NUMBER                                                         X
LIEN_STATUS                                                         X
LIEN_LOAN_TYPE                                                      X
LIEN_SERVICER_NAME                                                  X
LIEN_DATE                                                           X
LIEN_ORIGINAL_AMOUNT                                                X
LIEN_CONTACT_NAME                                                   X
LIEN_CONTACT_TITLE                                                  X
LIEN_CONTACT_DEPT                                                   X
LIEN_CONTACT_PHONE                                                  X
LIEN_CONTACT_EXT                                                    X
LIEN_CONTACT_ADDR_LINE_1                                            X
LIEN_CONTACT_ADDR_LINE_2                                            X
LIEN_CONTACT_CITY                                                   X
LIEN_CONTACT_STATE                                                  X
LIEN_CONTACT_PRIMARY_ZIP                                            X
LIEN_CONTACT_SUB_ZIP                                                X
LIEN_CONTACT_FAX                                                    X
LIEN_CONTACT_EMAIL                                                  X
VARIABLE_RATE                                         X
PLEDGE_AMOUNT                                                       X
MERS_LOAN_NUMBER                                                    X

                                    EXHIBIT B

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Purchaser (or a copy thereof if the original has been delivered to the Purchaser):

     (1) The original Mortgage Note, endorsed "Pay to the order of ______________________, without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "__________________, successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "____________________, formerly known as [previous name]."

     (2) The original Mortgage, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded, or if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, a true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office.

     (3) An original Assignment of Mortgage, from the Seller to _________________ (or to MERS, as nominee for Wachovia Bank, National Association, if so specified in the related Commitment Letter), which assignment shall be in form and substance acceptable for recording; provided, however, that if the related Mortgage has been recorded in the name of MERS, no Assignment of Mortgage will be required to be prepared or delivered. In the event that the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be by "_____________________, successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by " , formerly known as [previous name]."

     (4) The original Mortgage Insurance Policy, if any, or certificate of primary mortgage guaranty insurance, if any; or if the Seller customarily maintains data regarding primary mortgage insurance in electronic form, the Seller shall deliver electronic data regarding primary mortgage insurance coverage, including the name or code of the primary Mortgage Insurer, the certificate number and the percent of coverage to Purchaser within thirty days after the Closing Date;

     (5) The original policy of title insurance and all applicable endorsements thereto (or copies thereof certified by the title insurer), provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller may have delivered to the Purchaser a true, correct and complete copy of such policy, a title insurance binder, or a commitment for the issuance of such policy, and an insured closing agreement, if applicable.

     (6) Originals of all intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of title from the originator to the Seller (or to MERS, if applicable), provided that if any such original intervening Assignment of Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller may have delivered to the Purchaser a true copy of such original Assignment of Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office.

     (7) Originals, or copies thereof certified by the public recording office in which such documents have been recorded, if applicable, of all assumption and modification agreements, if any.

     (8) Copy of survey of the Mortgaged Property.

     (9) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     (10) Original hazard insurance policy and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     (11)   Mortgage  Loan  closing   statement   (Form  HUD-1)  and  any  other
truth-in-lending or real estate settlement procedure forms required by law.

     (12) Residential loan application.

     (13) Verification of employment and income if required pursuant to the applicable underwriting standards.

     (14) Verification of acceptable evidence of source and amount of down payment.

     (15) Credit report on the Mortgagor.

     (16) Residential appraisal report.

     (17) Photograph of the property.

     (18) Executed disclosure statement.

     (19) Tax receipts, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, correspondence, current and historical computerized data files, underwriting standards used for origination, and all other papers and records developed or originated by the Seller or others required to document the Mortgage Loan or to service the Mortgage Loan.

                                    EXHIBIT C

                        COLLECTION ACCOUNT CERTIFICATION


                                                           _______________, 200_


     _______________________ (the "Seller") hereby certifies that it has established an account meeting the requirements of Section 4.4 of the Master Purchase and Servicing Agreement dated as of ____________, 200_, between the Seller and the Purchaser named therein.

Title of account:       "__________________________, in trust for Wachovia Bank,
                        National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate [or
                        Fixed Rate] First Mortgage Loans"

Account Number:         ____________________________________


Address of office or
branch of the Seller
at which Collection Account is
maintained:                _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________



                                        ________________________________________


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT D

                       COLLECTION ACCOUNT LETTER AGREEMENT


                                                           _______________, 200_

To:  _____________________
     _____________________
     _____________________
       (the "Depository")

     As the "Seller" under the Master Purchase and Servicing Agreement dated as of ____________, 200_, between the Seller and the Purchaser named therein (the "Agreement"), we hereby authorize and request you to establish an account, as an Collection Account pursuant to Section 4.4 of the Agreement, to be designated as " , in trust for Wachovia Bank, National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate [or Fixed Rate] First Mortgage Loans." All deposits in the account pursuant to the Agreement shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit, which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                          [Seller] _____________________________


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

     The undersigned, as the "Depository," hereby certifies that the above-described account has been established under Account Number _________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                          ______________________________________
                                          (Name of Depository)

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT E

                          ESCROW ACCOUNT CERTIFICATION



                                                           _______________, 200_

     ______________________ (the "Seller") hereby certifies that it has established an account meeting the requirements of Section 4.6 of the Master Purchase and Servicing Agreement dated as of ____________, 200_,. between the Seller and the Purchaser named therein.

Title of account:           "______________________, in trust for Wachovia Bank,
                            National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate
                            [or Fixed Rate]  First Mortgage  Loans, and  various
                            Mortgagors"


Account Number:             ___________________________________


Address of office or
branch of the Seller
at which Escrow Account
is maintained:              ____________________________________

                            ____________________________________

                            ____________________________________


                                         _______________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                    EXHIBIT F

                         ESCROW ACCOUNT LETTER AGREEMENT


                                                          ---------------, -----

To:  _________________________
     _________________________
     _________________________
        (the "Depository")

     As the "Seller" under the Master Purchase and Servicing Agreement dated as of ____________, 200_, between the Seller and the Purchaser named therein (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.6 of the Agreement, to be designated " , in trust for Wachovia Bank, National Association and successor Holders from time to time of Conventional Residential Adjustable-Rate [or Fixed Rate] First Mortgage Loans, and various Mortgagors." All deposits in the account pursuant to the Agreement shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit that would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                         _______________________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________



     The undersigned, as the "Depository," hereby certifies that the above-described account has been established under Account Number _________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

                                         _______________________________________
                                         (Name of Depository)



                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                   EXHIBIT G-1

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

[July 1, 2005]



Wachovia Bank, National Association
301 South College Street, NC0630
Charlotte, North Carolina  28288

Attention: David Tinkler

You have requested my opinion, as Assistant General Counsel to National City Mortgage Co. (the "Company"), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain Master Purchase and Servicing Agreement by and between the Company and Wachovia Bank, National Association (the "Purchaser"), for the purchase and sale of ___________________ loans, dated as of ____________________, 2005 (the
"Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

I have examined the following documents:

1.  the Agreement,

2. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and/or of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me.

Based upon the foregoing, it is my opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Ohio and is an operating subsidiary of National City Bank of Indiana. As a national bank operating subsidiary, it is regulated by the Office of the Comptroller of the Currency and is subject to applicable laws and regulations.

2. The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement and to perform and observe the terms and conditions of the Agreement.

3. The Agreement has been duly authorized, executed and delivered by the Company, and are the legal, valid and binding agreements enforceable in accordance with its terms against the Company, subject to the additional assumptions, exceptions, qualifications and limitations set forth below.

4. The Company has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreement.

5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement and the sale of the Mortgage Loans by the Company or the consummation of the transactions contemplated by the Agreement or (ii) any required consent, approval, authorization or order has been obtained by the Company.

6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Agreement conflict or will conflict with or results or will result in a breach of or constitute or will constitute a default under the charter or by-laws of the Company or the material terms of any indenture or other material agreement or material instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.

8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient to fully transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A. I have assumed that all parties to the Agreement other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreement, and that the

     Agreement has been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

B. My opinion expressed in paragraphs 3 and 8 above is subject to the qualifications that (i) the enforceability of the Agreement may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or ether laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreement and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreement to the extent such provisions may be held to be unenforceable as contrary to public policy.

C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I am admitted to practice in the State of Ohio and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of Ohio and the Federal laws of the United States of America.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

Very truly yours,



Robert C. Ellis
Senior Vice President and
Assistant General Counsel

                                   EXHIBIT G-2

                         SELLER'S OFFICER'S CERTIFICATE

     I, ___________________________ hereby certify that I am the duly elected ____________________ of [SELLER], a ___________________ (the "Seller"), and
further certify, on behalf of the Seller as follows:

          1. Attached hereto as Attachment I are a true and correct copy of the [Certificate of Incorporation and by-laws] [Certificate of limited partnership and limited partnership agreement] of the Seller as are in full force and effect on the date hereof.

          2.  No  proceedings   looking  toward   liquidation,   dissolution  or
     bankruptcy of the Seller are pending or contemplated.

          3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of _______________, by and between the Seller and ___________________ (the "Purchaser"); (b) the Commitment Letter, dated
     ____________ 20_, between the Seller and the Purchaser (the "Commitment Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

          4. The sale of the Mortgage Loans pursuant to the Purchase Agreement and the Commitment Letter is in the ordinary course of business of Seller and is a duly authorized corporate action of the Seller.

          5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ________, 20__ . No event has occurred since ____________, 20__, which has affected the good standing of the Seller under the laws of the State of ____________.

          6. All of the representations and warranties of the Seller contained in Section 3.1 and 3.2 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

          7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

     All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated: __________________________


               [Seal]



                                          [SELLER]


                                          By: ____________________________
                                          Name: __________________________
                                          Title:   Vice President

     I, __________________, Secretary of the Seller, hereby certify that __________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: __________________________

                  [Seal]


                                          [SELLER]

                                          By:_____________________________
                                          Name: __________________________
                                          Title: [Assistant] Secretary

                                    EXHIBIT H

                           FORM OF LIQUIDATION REPORT

                                    EXHIBIT I

                         REPORT CODES-SUBSECTION 5.2(a)

                                    EXHIBIT J

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This Assignment, Assumption and Recognition Agreement, dated as of ________________, 200_ (this "Agreement"), is by and among Wachovia Bank, National Association (the "Seller"), _______________________________ (the
"Owner") and _____________________ (the "Company").

     In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the "Mortgage Loans") listed on Annex One annexed hereto, which are now serviced by the Company for the Seller pursuant to the Master Purchase and Servicing Agreement (the "Servicing Agreement"), dated as , 200_ , between the Company and the Seller shall be subject to the terms of this Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Servicing Agreement.

     1. The Company and the Seller warrant and represent that attached hereto as Annex Two is a true, accurate and complete copy of the Servicing Agreement, which is in full force and effect with respect to the Mortgage Loans as of the date hereof and which has not been amended or modified in any respect nor has any notice of termination been given thereunder.

     2. The Seller hereby assigns to the Owner all of Seller's right, title and interest as Purchaser, as defined in the Servicing Agreement, in and to the Mortgage Loans and to the Servicing Agreement to the extent of the Mortgage Loans, and the Owner hereby assumes all of the Seller's right, title, interest and obligations with respect to the Mortgages and the Servicing Agreement to the extent of the Mortgage Loans from and after the date hereof, and the Seller as Purchaser, as defined in the Servicing Agreement shall be relieved and released of all of its obligations under the Servicing Agreement to the extent of the Mortgage Loans from and after the date hereof.

     3. From and after the date hereof, the Company shall recognize the Owner as the Purchaser (as defined in the Servicing Agreement) of the Mortgage Loans.

     4. Notices and remittance reports with respect to the Mortgage Loans shall be delivered by the Company in accordance with the Servicing Agreement, as applicable, to the Owner at:

        _____________________________________________
        _____________________________________________
        _____________________________________________


        Attention:___________________________________
        Facsimile No.:_______________________________

     Remittances shall be made by the Company with respect to the Mortgage Loans in accordance with the Servicing Agreement to the Owner at:

         _____________________________________________
         _____________________________________________
         _____________________________________________


     5. The Owner and the Company agree that the First Remittance Date on which payment will be made to the owner with respect to the Mortgage Loans shall be _________________, 200_.

     6. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. This Agreement shall be freely assignable by Owner, its successors and/or assigns.


           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.]

     IN WITNESS WHEREOF, the Seller, the Owner and the Company have caused this Agreement to be executed as of the day and year first above written.


                                          ______________________________________


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________



                                          WACHOVIA BANK,
                                          NATIONAL ASSOCIATION


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________





                                          ______________________________________


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT K
                                    ---------

                         SECURITY RELEASE CERTIFICATION

     1.   Release of Security Interest
          ----------------------------

     ____________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by [PURCHASER] from the Seller named below pursuant to that certain Master Purchase and Servicing Agreement, dated as of______________, 20__, as of the date and time of receipt by of $ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

_________________________________________
                  (Name)

__________________________________________
                (Address)

By:_______________________________________


     2.   Certification of Release
          ------------------------


     The Seller named below hereby certifies to [PURCHASER] that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to [PURCHASER], the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                   Seller:

                                   _____________________________________________

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                    EXHIBIT L

                            ASSIGNMENT AND CONVEYANCE


     On this day of , 20___,  ______________________.  ("Seller")  as the Seller
under that certain Master Purchase and Servicing Agreement, dated as of ________________ (the "Agreement") does hereby sell, transfer, assign, set over and convey to ___________________________________________ as Purchaser under the
Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.3 of the Agreement, the Seller has delivered to the Purchaser or its designated Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

     The Seller confirms to the Purchaser (1) that the representation and warranties set forth in Sections 3.1 and 3.2 of the Agreement are true and correct as of the date hereof, (2) that all statements made in the Seller's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, (3) that Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase
Agreement and the related Commitment Letter, and (4) with respect to this Mortgage Loan Package, the Seller makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Section 3.1 of the Agreement:

         LOAN TYPE:                                [FIXED RATE][ADJUSTABLE RATE]

         Number of Mortgage Loans:                 _________________________

         Original Principal Balance:               $________________________

         Stated Principal Balance:                 $________________________

         Weighted Average Mortgage Interest Rate:  _____%

         Weighted Average Servicing Fee Rate:      _____%

         Weighted Average Mortgage Loan
                  Remittance Rate:                 _____%

         Weighted Average LTV:                     _____%

         Weighted Average Remaining Months
                  to Maturity:                     _______ months

         For Adjustable Rate Mortgage Loans:
                  Type:                            _______
                  Index:                           _______
                  Weighted Average Gross Margin:   _______%
                  Weighted Average Months to
                           Next Adjustment Date:   _______ months

         First Remittance Date: _________________________

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


_________________________________________
(Seller)

By:______________________________________
Name:____________________________________
Title:___________________________________

                                    EXHIBIT M

                          FORM OF OFFICER'S CERTIFICATE


     I, [name of certifying individual], a duly elected and acting officer of [___________________] (the "Servicer"), certify pursuant to Section 6.4 of the Master Purchase and Servicing Agreement dated as of [________], [20)___] (as from time to time amended or replaced by a reconstituted servicing or other successor servicing agreement, the "Servicing Agreement") between the Servicer and Wachovia Bank, National Association (the "Owner") to the Owner and each other Person entitled to receive servicing reports provided pursuant to the Servicing Agreement (the "Servicing Report"), each Person, if any, who "controls" the Owner or such other Person within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the "Relevant Year"), as follows:

     1. For purposes of this Certificate, "Relevant Information" means the information in the certificate provided pursuant to Section 6.4 of the Servicing Agreement (the "Annual Compliance Certificate") for the Relevant Year and the information in all Servicing Reports provided by the Servicer during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

     2. The Relevant Information has been provided to those Persons entitled to receive it.

     3. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement during the Relevant Year. Based upon the review required by the Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants' statement provided pursuant to
Section 6.5, to the best of my knowledge, the Servicer has fulfilled its obligations under the Servicing Agreement throughout the Relevant Year.

DATED as of _________, 200__.

                                    EXHIBIT N

                    EXHIBIT N - Nat City Monthly Data Reports